UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VELO3D, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 27, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Velo3D, Inc., which will be held virtually at www.virtualshareholdermeeting.com/VLD2026 on Wednesday, June 10, 2026 at 1:00 p.m. Pacific Time/4:00 p.m. Eastern Time. We believe that a virtual stockholder meeting provides greater access to those who may want to attend, and therefore we have chosen this over an in-person meeting. This approach also lowers costs and enables participation from our global community. The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, proxy statement, form of proxy, and annual report to stockholders, each of which has been furnished to you over the Internet or, if you have requested a paper copy of the materials, by mail.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by Internet, telephone or, if you received a paper copy of the meeting materials by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting or to vote your shares at the Annual Meeting.

Sincerely,

Arun Jeldi
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 10, 2026.

The notice of meeting, the proxy statement, form of proxy and annual report to stockholders are available on the internet at the following website: http://ir.Velo3d.com.

VELO3D, INC.

2710 Lakeview Court

Fremont, California 94538

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Wednesday, June 10, 2026 at 1:00 p.m. Pacific Time/4:00 p.m. Eastern Time
Place:	Virtually at www.virtualshareholdermeeting.com/VLD2026. There is no physical location for the Annual Meeting.
Items of Business:	1.	Elect two Class II directors of Velo3D, Inc., each to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified.
	2.	Ratify the appointment of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the year ending December 31, 2026.
	3.	Approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers.
	4.	Approve, on an advisory (non-binding) basis, the frequency with which the Company will hold an advisory (non-binding) vote on the compensation of the Company's named executive officers.
	5.	Approve an amendment to the 2021 Equity Incentive Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder by 2,860,000 shares.
	6.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Record Date:

April 15, 2026, which we refer to as our Record Date. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments thereof.

Participation in Annual Meeting:

We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at www.virtualshareholdermeeting.com/VLD2026. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders-regardless of size, resources, or physical location, saves us and stockholders’ time and money, and reduces our environmental impact. Please see “General Information About the Meeting” for additional information.

Voting:

Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, please see “Information About Solicitation and Voting” beginning on page 5 of the accompanying proxy statement. Each share of common stock that you own represents one vote. For questions regarding your stock ownership, you may contact us through our website at ir.velo3d.com or, if you are a registered holder, our transfer agent, Continental Stock Transfer & Trust Company, through its website at continentalstock.com, by phone at (212) 509-5586, or by e-mail at cstmail@continentalstock.com

This notice of the Annual Meeting, proxy statement, form of proxy and annual report to stockholders are being distributed and made available on or about April 27, 2026.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy through the Internet or by telephone or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

By Order of the Board of Directors,

Nancy Krystal General Counsel and Secretary

Fremont, California
April 27, 2026

VELO3D, INC.

PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained herein may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in our Annual Report on Form 10-K for the year ended December 31, 2025, under the section entitled “Risk Factors” and our other Securities and Exchange Commission, or SEC, filings, which are available on the Investor Relations page of our website at ir.velo3d.com and on the SEC website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. You should read the entire Proxy Statement before voting.

Meeting Agenda and Voting Recommendations

PROPOSAL NO. 1			BOARD’S RECOMMENDATION “FOR” this Proposal
ELECTION OF DIRECTORS

We are asking our stockholders to elect two Class II directors for a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. The table below sets forth information with respect to our two nominees standing for election. Stefan Krause, a nominee, is currently serving as a director on our Board. Lily Mei, a nominee, has not previously served as a director on our Board. Additional information about our director nominees and their respective qualifications can be found under the section titled “Proposal No. 1 Election of Directors-Nominees to Our Board of Directors”.

Name	Age	Director Since
Stefan Krause	62	September 2021
Lily Mei	56	NA

PROPOSAL NO. 2			BOARD’S RECOMMENDATION “FOR” this Proposal
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the audit committee’s appointment of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the year ending December 31, 2026. Information regarding fees paid to Frank, Rimerman + Co. during 2025 and 2024 can be found under the section titled “Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm-Independent Registered Public Accounting Firm Fees and Services.”

PROPOSAL NO. 3			BOARD’S RECOMMENDATION “FOR” this Proposal
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
We are asking our stockholders to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL NO. 4	BOARD’S RECOMMENDATION “FOR 1 Year”
ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY

We are asking our stockholders to indicate, on an advisory (non-binding) basis, whether the advisory vote to approve named executive officer compensation should be held every one year, two years, or three years.

PROPOSAL NO. 5	BOARD’S RECOMMENDATION “FOR” this Proposal
APPROVAL OF AMENDMENT TO THE 2021 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve an amendment to the 2021

Equity Incentive Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder by

2,860,000 shares. The additional shares are in addition to the existing annual evergreen increases under the plan.

GOVERNANCE AND BOARD HIGHLIGHTS

We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. The list below highlights our independent board and leadership practices, as discussed further in this Proxy Statement.

INDEPENDENT BOARD AND LEADERSHIP PRACTICES

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Majority of directors are independent (3 out of 5 current directors)
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All committees of the board of directors are composed of independent directors
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Board of directors is focused on enhancing the varied experience of members of the Board and Board refreshment
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Comprehensive risk oversight practices, including cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas
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Our nominating and governance committee oversees our programs relating to environmental, social, and corporate governance matters
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Independent directors conduct regular executive sessions
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Directors maintain open communication and strong working relationships among themselves and have regular access to management
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Board of directors has related party transaction standards for any direct or indirect involvement of a director in our business activities

CERTAIN TERMS USED IN THIS PROXY STATEMENT

Unless the context otherwise requires, references in this Proxy Statement to:

•
“Legacy Velo3D” means Velo3D, Inc., a Delaware corporation (n/k/a Velo3D US, Inc.), prior to the closing of the Merger;
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“Merger” means the merger contemplated by that certain Business Combination Agreement, dated as of March 22, 2021, by and among JAWS Spitfire Acquisition Corporation, a Cayman Islands exempted company, or “JAWS Spitfire,” Legacy Velo3D and Spitfire Merger Sub, Inc., a Delaware corporation, or “Merger Sub,” as amended by Amendment No. 1 to the Business Combination Agreement, dated as of July 20, 2021, or the “Business Combination Agreement,” whereby Merger Sub merged with and into Legacy Velo3D, with Legacy Velo3D surviving the merger as a wholly-owned subsidiary of the Company, on September 29, 2021;
•
“Velo3D,” means Velo3D, Inc., a Delaware corporation (f/k/a JAWS Spitfire Acquisition Corporation, a Cayman Islands exempted company), and its consolidated subsidiary following the closing of the Merger; and
•
“we,” “us,” and “our” or the “Company” refer to Legacy Velo3D prior to the closing of the Merger and to Velo3D following the closing of the Merger.

VELO3D, INC.

2710 Lakeview Court

Fremont, California 94538

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

April 27, 2026

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors, or the Board, of Velo3D, Inc. for use at our 2026 Annual Meeting of Stockholders, or Annual Meeting, to be held virtually at www.virtualshareholdermeeting.com/VLD2026 on Wednesday, June 10, 2026 at 1:00 p.m. Pacific Time/4:00 p.m. Eastern Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting, or this Proxy Statement, and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 27, 2026. An annual report for the fiscal year ended December 31, 2025 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials.

In this Proxy Statement, we refer to Legacy Velo3D prior to the closing of the Merger and to Velo3D following the closing of the Merger as “we,” “us” and “our” or the “Company.” References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with U.S. Securities and Exchange Commission, or SEC, rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe furnishing these materials using the Internet makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Annual Meeting

You are receiving this Proxy Statement because our Board is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.

We intend to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any Internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders-regardless of size, resources, or physical location, saves us and stockholders’ time and money, and reduces our environmental impact.

Record Date; Quorum

Only holders of record of our common stock at the close of business on April 15, 2026, or the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 26,216,822 shares of common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 13,949,156 shares of common stock at the Annual Meeting, or approximately 53.2% of the voting power of the shares of our common stock outstanding on such date. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 2710 Lakeview Court, Fremont, California, 94538. A list of stockholders entitled to vote at the Annual Meeting will also be available for examination on the Internet through the virtual web conference during the Annual Meeting.

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Participating in the Annual Meeting

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Instructions on how to attend the Annual Meeting are posted at www.virtualshareholdermeeting.com/VLD2026.
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You may log in to the meeting platform beginning at 12:45 p.m. Pacific Time on June 10, 2026. The meeting will begin promptly at 1:00 p.m. Pacific Time.
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You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at www.virtualshareholdermeeting.com/VLD2026.
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Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.
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If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/VLD2026, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to our business, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual Meeting).
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If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/VLD2026. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.

Voting Rights; Required Vote

In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of common stock represents one vote. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or vote “FOR ALL EXCEPT” one or more of the nominees you specify.

For each of Proposal Nos. 2 – 5, including (i) ratification of the appointment of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, (ii) the advisory vote to approve named executive officer compensation, (iii) the advisory vote on frequency of Say-on-Pay, and (iv) the amendment to the 2021 Equity Incentive Plan, approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceed the number of votes “AGAINST” the proposal.

Recommendations of Our Board on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation	Page Reference
Proposal No. 1	The election of the Class II directors named in this Proxy Statement.	FOR all nominees	19
Proposal No. 2	The ratification of the appointment of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR	23
Proposal No. 3	Advisory Vote to Approve Named Executive Officer Compensation	FOR	26
Proposal No. 4	Advisory Vote on Frequency of Say-on-Pay	FOR 1 Year	27
Proposal No. 5	Amendment to 2021 Equity Incentive Plan	FOR	28

Abstentions; Broker Non-Votes

Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on any of the proposals.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as an abstention. The other proposals presented at the Annual Meeting, Proposal Nos. 1, 3, 4 and 5, are considered non-routine matters and therefore broker non-votes are not deemed to be shares entitled to vote on and will have no effect on these proposals.

Voting Instructions; Voting of Proxies

Vote By Internet	Vote By Telephone or Internet	Vote By Mail

You may vote via the virtual meeting website-any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/VLD2026, where stockholders may vote and submit questions during the meeting. The meeting starts at 1:00 p.m. Pacific Time/4:00 p.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

You may vote by telephone or through the Internet-in order to do so, please follow the instructions shown on your proxy card.

You may vote by mail-if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 8:59 p.m. Pacific Time/11:59 p.m. Eastern Time on June 9, 2026. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.

We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

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delivering to our Secretary by mail a written notice stating that the proxy is revoked;
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signing and delivering a proxy bearing a later date;
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voting again by telephone or through the Internet; or
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attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS;

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

Our common stock is listed on The Nasdaq Stock Market, LLC ("Nasdaq"), and we will adhere to the corporate governance and other listing standards of Nasdaq.

We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of our company. Our Corporate Governance Guidelines are available on the “Investor Relations” section of our website, which is located at https://ir.velo3d.com, by clicking “Governance Documents” in the “Governance” section of our website. Our nominating and governance committee reviews the Corporate Governance Guidelines annually, and changes are recommended to our Board as warranted.

Independence of Directors

The listing rules of Nasdaq require that a majority of the members of our Board be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board, that person does not have a material relationship with the company, either directly or as an officer, partner or stockholder of the company, that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In addition, our audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board, or any other committee of the Board: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the company or any of its subsidiaries.

Our Board conducts an annual review of the independence of our directors. In its most recent review, our Board determined that Stefan Krause, Adrian Keppler, and Jason Lloyd, representing three of our five directors, and Lily Mei, a director nominee that has not previously served on our Board, are “independent directors” as defined under the applicable rules, regulations, and listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. Our Board has also determined that all members of our audit committee, compensation committee and nominating and governance committee satisfy the relevant independence requirements. During 2025, Arun Jeldi, Kenneth Thieneman, Michael Idelchik and Bradley Kreger also served on our Board, none of whom, with the exception of Mr. Idelchik, was independent during the time he served.

Board of Directors Leadership Structure

The nominating and governance committee periodically considers the leadership structure of our Board and makes such recommendations to our Board with respect thereto as appropriate. When the positions of Chairman and Chief Executive Officer are held by the same person, our Board may, by a majority vote of our independent directors, designate a “lead independent director.” In cases in which the Chairman and Chief Executive Officer are the same person, the Chairman schedules and sets the agenda for meetings of our Board in consultation with the lead independent director, and the Chairman, or if the Chairman is not present, the lead independent director, chairs such meetings.

Our Board believes that it should maintain flexibility to select the Chairman of our Board and adjust our Board leadership structure from time to time. Currently, Arun Jeldi is both the Chairman of our Board and our Chief Executive Officer. Our Board believes that Mr. Jeldi’s significant executive experience in additive manufacturing and in providing design and manufacturing services to the aerospace and defense industries make him well-qualified to serve as the Chairman of our Board. Jason Lloyd serves as our lead independent director.

Our Board believes that its independence and oversight of management is currently maintained effectively through this leadership structure, the composition of our Board, and sound corporate governance policies and practices.

Committees of Our Board of Directors

Our Board has established an audit committee, a compensation committee, and a nominating and governance committee. The composition and responsibilities of each committee are described below.

DIRECTOR	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE
Arun Jeldi
Adrian Keppler	X	X	CHAIR
Stefan Krause	CHAIR
Jason Lloyd	X	CHAIR	X
Kenneth Thieneman

Our Board has approved the following committee composition to be effective immediately following the Annual Meeting: (i) Jason Lloyd, Adrian Keppler, and Lily Mei to serve on the compensation committee, subject to the stockholders electing Ms. Mei as a director at the Annual Meeting; (ii) Stefan Krause, Adrian Keppler and Jason Lloyd to serve on the audit committee, subject to the stockholders re-electing Mr. Krause as a director at the Annual Meeting; and (iii) Adrian Keppler and Jason Lloyd to serve on the nominating and governance committee.

Each of these committees has a written charter approved by our Board. Copies of the charters for each committee are available, without charge, upon request in writing to Velo3D, Inc., 2710 Lakeview Court, Fremont, California 94538, Attn: Nancy Krystal or in the “Investor Relations” section of our website, which is located at https://ir.velo3d.com, by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until their resignations or until otherwise determined by our Board.

Audit Committee

Our audit committee is composed of Mr. Krause, who is the chair of our audit committee, Dr. Keppler and Mr. Lloyd. Mr. Idelchik also served on our audit committee until his resignation in April 2025. Each member of our audit committee is independent under Nasdaq and SEC rules and regulations. Our Board has also determined that Mr. Krause is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, or Regulation S-K, promulgated under the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our Board. We have adopted an audit committee charter which outlines the principal functions of the audit committee, which include:

•
selecting a firm to serve as our independent registered public accounting firm to audit our financial statements;
•
ensuring the independence of the independent registered public accounting firm, reviewing the qualifications and performance of the independent registered public accounting firm, and overseeing the rotation of the independent registered public accounting firm’s audit partners;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
•
establishing procedures for employees to anonymously submit concerns about accounting, audit or other matters;
•
considering the adequacy of internal controls and the design, implementation, and performance of the internal audit function;
•
reviewing related party transactions that are material or otherwise implicate disclosure requirements; and
•
pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee is composed of Mr. Lloyd, who is the chair of our compensation committee, and Dr. Keppler. Mr. Idelchik also served on our compensation committee until his resignation in April 2025. Each member of our compensation committee is considered independent under Nasdaq and SEC rules and regulations. Each member of this committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. We have adopted a compensation committee charter which outlines the principal functions of the compensation committee, which include:

•
reviewing and approving, or recommending that the Board approve, the compensation, including the terms of any compensatory agreements, of our Chief Executive Officer and our other executive officers;
•
reviewing and recommending to the Board the compensation of its directors;
•
administering our stock and equity incentive plans;
•
reviewing and approving, or making recommendations to the Board with respect to, incentive compensation and equity plans;
•
establishing our overall compensation philosophy; and
•
such other functions as are required to comply with Nasdaq listing rules.

Nominating and Governance Committee

Our nominating and governance committee is composed of Dr. Keppler, who is the chair of our nominating and governance committee, and Mr. Lloyd. Mr. Idelchik also served on our nominating and governance committee until his resignation in April 2025. Each member of our nominating and governance committee is considered independent under Nasdaq and SEC rules and regulations. We have adopted a nominating and governance committee charter which outlines the principal functions of the nominating and governance committee, which include:

•
identifying and recommending candidates for membership on the Board;
•
recommending directors to serve on board committees;
•
oversight of our environmental, social and governance initiatives;
•
reviewing and recommending to the Board any changes to our corporate governance principles;
•
reviewing proposed waivers of the code of conduct for directors and executive officers;
•
overseeing the process of evaluating the performance of the Board; and
•
advising the Board on corporate governance matters.

Our Board of Directors’ Role in Risk Oversight

Our Board, as a whole, has responsibility for overseeing our risk management process, although the committees of our Board oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our Board and its committees is supported by our management reporting processes. Our management reporting processes are designed to provide our Board and our personnel responsible for risk assessment with visibility into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, investment, liquidity, compensation-related risk, and tax), human capital, legal, regulatory, cybersecurity and data privacy and reputational risks. Our Board reviews strategic and operational risk in the context of discussions, question-and-answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions.

Each committee of the Board meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus, as described below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach. The audit committee reviews (i) our major financial risks and enterprise exposures and the steps management has taken to monitor or mitigate such risks and exposures, including our risk assessment and risk management policies, as well as cybersecurity and data privacy risks and risk exposures in other areas, as the audit committee deems appropriate from time to time; (ii) our programs for promoting and monitoring compliance with applicable legal and regulatory requirements, as well as major legal regulatory compliance risk exposures and the steps management has taken to monitor or mitigate such exposures; and (iii) the status of any significant legal and regulatory matters and any material reports or inquiries received from regulators or government agencies that reasonably could be expected to have a significant impact on our financial statements. The compensation committee reviews major compensation- and human capital-related risk exposures and the steps management has taken to monitor or mitigate such exposures. The nominating and governance committee reviews and assesses risks relating to our corporate governance practices, reviews and assesses our performance, risks, controls, reviews the independence of our Board, and reviews and discusses our Board’s leadership structure and role in risk oversight.

Insider Trading Policy

We have adopted an Insider Trading Policy that applies to all of our employees, contractors, consultants, directors, and officers, including our Chief Executive Officer and other executive officers, which prohibits such individuals from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sales contracts, or from contributing our securities to exchange funds in a manner that could be interpreted as hedging. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Compensation Recovery Policy

We have adopted a Compensation Recovery Policy in compliance with Nasdaq listing standards and corresponding SEC rules. The Compensation Recovery Policy requires us to recover certain incentive-based compensation paid or granted to our officers, and such additional employees as may be identified from time to time, in the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws. The policy requires each person covered thereby to reimburse or forfeit to us all incentive-based compensation received by them prior to the restatement that exceeds the amount they would have received had their incentive-based compensation been calculated based on the financial restatement. The recovery period extends up to three years prior to the date that it is, or reasonably should have been, concluded that we are required to prepare a restatement. The policy applies to incentive-based compensation that is received (as defined in the policy) after the effective date of the applicable Nasdaq listing standards. Per applicable requirements, the policy is enforced without consideration of responsibility or fault or lack thereof. The full text of the policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Board of Directors and Committee Meetings and Attendance

Our Board and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2025, our Board met 4 times for regular meetings, 3 times for special meetings and acted by unanimous written consent nine times; the audit committee met three times and acted by unanimous written consent three times; the compensation committee met two times and acted by unanimous written consent eight times; and the nominating and governance committee did not meet in 2025 and did not act by unanimous written consent. During 2025, each member of our Board attended at least 75% of the aggregate of all meetings of our Board and of all meetings of committees of our Board on which such member served that were held during the period in which such director served.

Board of Directors Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. Five out of five directors attended our 2025 Annual Meeting of Stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board, or a specific member of our Board (including our Chairman or lead independent director, if any) may do so by letters addressed to the attention of our Secretary.

All communications are reviewed by the Secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

The address for these communications is:

Velo3D, Inc.

c/o Nancy Krystal

2710 Lakeview Court

Fremont, California 94538

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our Board, officers, and employees, and we expect our agents, representatives, consultants and contractors to conform to the standards of our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics is posted on the “Investor Relations” section of our website, which is located at https://ir.velo3d.com under “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.

Human Capital Resources

We have a strong team of employees who contribute to our success. As of December 31, 2025 we had 134 full-time employees, the majority of them based at our headquarters. We rely on consultants and outside contractors in roles and responsibilities that include engineering, operations and finance. To date, we have not experienced any work stoppages and consider our relationship with our employees to be in good standing. None of our employees are subject to a collective bargaining agreement or are represented by a labor union.

Our Board oversees matters relating to managing our human capital resources. Our human capital resources objectives include identifying, recruiting, and hiring qualified talent. We then focus on training, developing, and retaining talent, while ensuring fair compensation and incentives for global employees. We focus heavily on ensuring compliance and workplace safety. We review our compensation and benefit policies and programs regularly through industry benchmarks. We believe we offer competitive benefits and total compensation packages, of which the principal purposes are to attract, retain and motivate our employees.

Limitations on Liability and Indemnification Matters

Our Certificate of Incorporation limits the liability of our directors to the fullest extent permitted by the DGCL, and our Bylaws provide that we will indemnify our officers and directors to the fullest extent permitted by such law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our Board. Under the terms of such indemnification agreements, we are required to indemnify each of our directors and officers, to the fullest extent permitted by the laws of the state of Delaware, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was a director or officer of our company or any of our subsidiaries or was serving at our request in an official capacity for another entity. We must indemnify our officers and directors against all reasonable fees, expenses, charges and other costs of any type or nature whatsoever, including any and all expenses and obligations paid or incurred in connection with investigating, defending, being a witness in, participating in (including on appeal), or preparing to defend, be a witness or participate in any completed, actual, pending or threatened action, suit, claim or proceeding, whether civil, criminal, administrative or investigative, or establishing or enforcing a right to indemnification under the indemnification agreement.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our Board are selected by our Board based on the recommendation of the nominating and governance committee in accordance with the committee’s charter, our certificate of incorporation, as amended, or Certificate of Incorporation, and our amended and restated bylaws, or Bylaws, and the criteria approved by our Board regarding director candidate qualifications. In recommending candidates for nomination, the nominating and governance committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. While there are no formal procedures for stockholders to submit director candidate recommendations, the nominating and governance committee will consider candidates recommended in writing by stockholders entitled to vote in the election of directors. Such written submissions should include the name, address, and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. All such stockholder recommendations should be submitted to the attention of the Company’s Secretary at the Company’s principal office located at Velo3D, Inc., 2710 Lakeview Court, Fremont, California 94538. Any director candidate recommended by a stockholder will be reviewed and considered by the committee in the same manner as all other director candidates based on the qualifications described in this proxy statement. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under “Additional Information-Stockholder Proposals to Be Presented at Next Annual Meeting.”

Director Qualifications

With the goal of developing an experienced and highly qualified Board, the nominating and governance committee is responsible for developing and recommending to our Board the desired qualifications, expertise, and characteristics of members of our Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess.

Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory requirements and the provisions of our Certificate of Incorporation, Bylaws and charters of the committees of our Board. When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our Board in the context of its existing composition. Through the nomination process, the nominating and governance committee seeks to promote membership to the Board that reflects a mix of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our Board’s overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board at this time.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of five directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders to be held in 2027 and 2028, respectively. At the recommendation of our nominating and governance committee, our Board proposes that each of the two Class II nominees named below be elected as a Class II director for a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Mr. Krause is currently serving as a director in Class II. Ms. Mei has not previously served as a director on our Board. Ms. Mei was recommended for appointment to the Board by Arun Jeldi, our Chief Executive Officer. Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

The nominees and their ages, occupations, and length of service on our Board as of the date of this Proxy Statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director/Nominee	Age	Occupation	Director Since
Stefan Krause(1)	62	Corporate Executive and Entrepreneur	September 2021
Lily Mei	56	Executive Director of ECLIPSE	NA

(1)
Chair of the audit committee

Stefan Krause served as a member of Legacy Velo3D’s Board from February 2021 until September 2021 prior to the consummation of the Merger. He was the founder and Chief Executive Officer and Chairman of Canoo, an electric car company, from December 2017 to May 2020. He has served on two DAX Company Management Boards from May 2002 until December 2015. He served as Chief Financial Officer of Deutsche Bank AG and had held positions of increasing seniority at BMW AG, an automotive company, that began in 1987, where he eventually served as the company’s Chief Financial Officer. Mr. Krause has served on many boards of public companies in Europe and the U.S. Mr. Krause holds an M.B.A. in Business Administration and Management from the Julius Maximilians University of Würzburg. We believe that Mr. Krause is qualified to serve our Board due to his extensive strategic leadership experience, his significant public company experience and expertise in finance and accounting.

Lily Mei has served as Executive Director of ECLIPSE (Emerging City Leaders Institute for Partnership & Strategic Empowerment) at San Francisco Bay University since June 2025. She previously served as Mayor of the City of Fremont, California from December 2016 to December 2024, after serving as Vice Mayor and City Councilmember beginning in December 2014. Prior to joining the City Council, she served as an elected Trustee and Board President of the Fremont Unified School District from December 2008 to December 2014. She served as Executive Director of the Alliance for Gray Market and Counterfeit Abatement from 2003 to 2008 and held positions of increasing seniority at 3Com Corporation from 1997 to 2003. Ms. Mei holds a Bachelor of Science in Business from Drexel University. We believe that Ms. Mei is qualified to serve on our Board due to her experience building government, corporate, and defense-sector partnerships, her global supply chain and technology expertise, and her leadership in advancing domestic advanced manufacturing.

Continuing Directors

The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Occupation	Director Since
Class III Directors:
Arun Jeldi	45	Chief Executive Officer of the Company; Business Executive	December 2024
Class I Directors:
Jason Lloyd(1)	58	Vice President of Maritime Engineering and Design of TotalTek	April 2025
Adrian Keppler(1)	61	Chief Executive Officer of AM Scalation	July 2023

(1)
Members of audit committee, compensation committee, and nominating and governance committee

Arun Jeldi has served as the Chairman of the Board since April 2025. Mr. Jeldi was appointed as our Chief Executive Officer and to our Board on December 24, 2024. Mr. Jeldi has served as the Chief Executive Officer and President of several companies over the past five years. Since October 2019, he has served as the Chief Executive Officer and President of Indiana Healthcare Solutions LLC, DBA Ink Staffing, a national healthcare staffing agency. Since December 2020, he has served as Chief Executive Officer and President of Lite Magnesium Products Inc., which designs and manufactures magnesium-based products and components for the aerospace, automotive and other industries. Since June 2023, he has served as Chief Executive Officer and President of Crown Magnesium Inc., which extracts pure magnesium from ore materials. In addition, since June 2023, Mr. Jeldi has served as Chief Executive Officer and President of Arrayed Additive, Inc., which is engaged in magnesium and aluminum lightweight alloy additive manufacturing (3D printing) for the aerospace and defense industries. We believe Mr. Jeldi’s significant executive experience in additive manufacturing and in providing design and manufacturing services to the aerospace and defense industries makes him well-qualified to serve as a member of our Board.

Jason Lloyd is the vice president of Maritime Engineering and Design of TotalTek since assuming the position in August 2024. He previously served as the chief engineer at Naval Sea Systems Command from May 2020 to June 2024. Prior to this tour, Lloyd held multiple positions at Newport News Shipbuilding, including commanding officer of supervisor of shipbuilding from 2017-2020 and as the first reactor officer on USS Gerald R. Ford from 2013 to 2016. Rear Admiral (ret) Lloyd holds a Master of Science in Mechanical Engineering from the Naval Postgraduate School and a Bachelor of Science degree in Mechanical Engineering from Florida State University. We believe Mr. Lloyd is qualified to serve on our Board due to his experience in maritime engineering and design and as a proven leader in the United States Navy.

Adrian Keppler is the chief executive officer of AM Scalation, an additive manufacturing consulting company, which he founded in April 2021. He previously held multiple positions at EOS GmbH, or EOS, a global provider of 3D printing solutions, including serving as managing director from October 2019 to March 2021, chief executive officer from May 2017 to September 2019 and chief marketing officer from October 2012 to April 2017. Prior to EOS, he held different management positions within Siemens AG, a global manufacturing and technology company headquartered in Munich. Dr. Keppler currently serves on the advisory boards of Incus GmBH, a 3D printer manufacturer, AM-Flow, a provider of end-to-end automation for 3D-printing factories, and Roboze, an industrial 3D printer manufacturer. He also serves as an industry advisor to PartsCloud GmBH, a provider of cloud-based logistics for spare parts, and as a member of the board of directors of Sun Metalon, Inc., a metal 3D printing manufacturer. Dr. Keppler holds a PhD in Geotechnical Engineering from Ludwig Maximilians University of Munich and a degree in Business Administration from the University of Zurich. We believe Dr. Keppler is qualified to serve on our Board due to his experience in additive manufacturing as a former chief executive officer.

There are no family relationships among our directors and executive officers.

Non-Employee Director Compensation

The Board has adopted the following compensation program for our non-employee directors for fiscal 2025:

Our non-employee directors receive an annual cash retainer of $50,000, payable monthly, and an annual grant of restricted stock units, or RSUs, with an aggregate grant-date value of $200,000. A non-employee director’s annual RSU award is granted on the date of each annual meeting of our stockholders and vests in equal quarterly installments, provided such director continues to serve as a director through each vesting date. In addition, new non-employee directors not joining the Board on the date of an annual meeting of our stockholders receive an initial RSU award after joining the Board, with a grant date value equal to a pro-rata portion of the full $200,000 annual award and which vests on the first anniversary of the grant date, provided such director continues to serve as a director through the vesting date. New non-employee directors’ annual cash retainer was prorated from their respective dates of appointment through the end of the fiscal year to reflect their partial year of service.

Members of our audit committee receive an additional annual cash retainer of $10,000, and the Chairman of our audit committee receives an additional annual cash retainer of $10,500 (in lieu of the annual retainer for membership on the audit committee). Members of our compensation committee receive an additional annual cash retainer of $6,000. Members of our nominating and governance committee receive an additional annual cash retainer of $5,000.

We currently do not anticipate any changes to our non-employee director compensation for fiscal 2026.

Director Compensation for 2025

The following table sets forth the compensation earned by or paid to our non-employee directors for services provided during the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Michael Idelchik(2)	23,667	-	23,667
Jason Lloyd(3)	48,167	105,604	153,771
Adrian Keppler	71,000	93,918	164,918
Stefan Krause	60,500	93,918	154,418
Kenneth Thieneman(3)	34,167	105,604	139,771

(1)
The amounts reported in this column represent the aggregate grant date fair value of the RSUs granted to our non-employee directors during the year ended December 31, 2025 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718. As of December 31, 2025, our non-employee directors held the following unvested RSU awards:

Name	Unvested RSUs as of December 31, 2025
Michael Idelchik	—
Jason Lloyd	14,375
Adrian Keppler	12,752
Stefan Krause	12,752
Kenneth Thieneman	34,167

(2)
Mr. Idelchik resigned from the Board in April 2025. His annual cash retainer was prorated and reflects his part-year service for the period from the beginning of the fiscal year through his resignation date. He did not receive RSUs for fiscal year 2025 because his service ceased before the annual grant.
(3)
Mr. Lloyd’s and Mr. Thieneman’s cash compensation reflects a prorated annual cash retainer based on their service from their respective appointment dates in April 2025 through the end of the fiscal year.

OUR BOARD RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF THE CLASS II DIRECTORS

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Our audit committee has selected Frank, Rimerman + Co. LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2026, and recommends that stockholders vote for ratification of such selection. The ratification of the selection of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the year ending December 31, 2026, requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that Frank, Rimerman + Co. LLP is not ratified by our stockholders, the audit committee will review its future selection of Frank, Rimerman + Co. LLP as our independent registered public accounting firm.

Frank, Rimerman + Co. LLP audited our financial statements for the years ended December 31, 2025 and 2024. Representatives of Frank, Rimerman + Co. LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

PricewaterhouseCoopers LLP served as our independent registered public accounting firm since 2021 to November 2024 and served as Legacy Velo3D’s independent registered public accounting firm prior to the Merger. Frank, Rimerman + Co. LLP was appointed by our audit committee on December 21, 2024.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Frank, Rimerman + Co. LLP will periodically rotate the individuals who are responsible for our audit.

Fees for services provided by PricewaterhouseCoopers LLP and Frank, Rimerman + Co. LLP for the years ended December 31, 2024 and 2025 were as follows:

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
Fees Billed to the Company
Audit fees - Frank, Rimerman + Co. LLP(1)	$435,750	$744,835
Audit fees - PricewaterhouseCoopers LLP(1)	625,667	330,000
Audit-related fees	—	—
Tax fees	—	—
Other fees(2)	2,000	—
Total fees	$1,063,417	$1,074,835

(1)
“Audit fees” consisted of audit work performed in the preparation of consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as quarterly review procedures and the provision of consents and comfort letters in connection with the filing of registration statements and related amendments, as well as other filings.
(2)
“Other fees” consisted of PricewaterhouseCoopers LLP technical accounting research and disclosure checklist tools.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

Change In Independent Registered Public Accounting Firm

As previously disclosed in a Current Report on Form 8-K filed with the SEC on November 27, 2024, on November 22, 2024, we notified PricewaterhouseCoopers LLP that it was being dismissed as our independent registered public accounting firm effective immediately. The decision to dismiss PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was at the direction of, and approved by, the audit committee.

The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal year ended December 31, 2024 contained an explanatory paragraph expressing substantial doubt as to the Company's ability to continue as a going concern as a result of recurring losses.

During the two fiscal years ended December 31, 2023 and the subsequent interim period through November 22, 2024, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act or Regulation S-K, and the related instructions thereto, with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its reports; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses in the Company’s internal control over financial reporting identified by management. These material weaknesses identified were as follows:

●

The Company did not design and maintain an effective control environment commensurate with its financial reporting requirements. Specifically, the Company did not maintain a sufficient complement of personnel with an appropriate degree of internal controls and accounting knowledge, experience, and training commensurate with its accounting and financial reporting requirements. Additionally, the lack of a sufficient complement of personnel resulted in an inability to consistently establish appropriate authorities and responsibilities in pursuit of its financial reporting objectives, as demonstrated by, among other things, insufficient segregation of duties in its finance and accounting functions. This material weakness contributed to the following additional material weaknesses.

●

The Company did not design and maintain effective controls over the segregation of duties related to journal entries and account reconciliations. Specifically, certain personnel have the ability to both (i) create and post journal entries within its general ledger system and (ii) prepare and review account reconciliations.

●

The Company did not design and maintain effective controls over the accounting and disclosure for debt and equity instruments. Specifically, the Company did not design and maintain effective controls over the accounting for the issuance and extinguishment of convertible note arrangements, warrants and common stock.

●

The Company did not design and maintain effective controls over the accounting for inventory and related accounts. Specifically, the Company did not design and maintain effective controls over verifying the existence of inventory, the accuracy of purchases, manufacturing costs, and write-offs and the financial statement presentation of inventory and related accounts.

●

The Company did not design and maintain effective controls over the accounting for contract assets and liabilities. Specifically, the Company did not design and maintain effective controls over the accuracy and the financial statement presentation of contract assets and liabilities, including variable consideration.

●

The Company did not design and maintain effective controls over financial statement preparation, presentation and disclosure commensurate with its financial reporting requirements. Specifically, the Company did not design and maintain effective controls over the appropriate classification and presentation of accounts and disclosures in the consolidated financial statements.

●

The Company did not design and maintain effective controls over certain information technology (“IT”) general controls for information systems that are relevant to the preparation of its consolidated financial statements. Specifically, the Company did not design and maintain effective:

•
user access controls to ensure appropriate segregation of duties and that adequately restrict user and privileged access to financial applications, programs, and data to appropriate company personnel; and
•
program change management controls to ensure that information technology program and data changes affecting certain financial IT applications and underlying accounting records are identified, tested, authorized and implemented appropriately.

We provided PricewaterhouseCoopers LLP with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from PricewaterhouseCoopers LLP addressed to the SEC stating that it agreed with the above statements. This letter was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on November 27, 2024.

On December 21, 2024, the audit committee approved the appointment of Frank, Rimerman + Co. LLP as our new independent registered public accounting firm for the fiscal year ending December 31, 2024, effective immediately. During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through December 21, 2024, neither we nor anyone acting on our behalf consulted with Frank, Rimerman + Co. LLP regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRANK, RIMERMAN + CO. LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers, or NEOs, as disclosed in this Proxy Statement, including the compensation tables, and any related narrative disclosure. As described in Proposal No. 4, we are also asking our stockholders to vote on the frequency of future advisory votes to approve named executive officer compensation.

We are asking our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the related narrative discussion, is hereby APPROVED."

This vote is advisory and therefore not binding on the Company, the compensation committee, or the Board. However, the Board and the compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY

As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity for the first time to cast an advisory (non-binding) vote on how frequently the Company should include an advisory vote to approve the compensation of our named executive officers in its proxy materials for future annual meetings. Stockholders may vote for a frequency of every one year, two years, or three years, or may abstain.

After careful consideration, our Board recommends that the advisory vote to approve named executive officer compensation should be held every year. The Board believes an annual vote provides stockholders with the most frequent opportunity to express their views on our executive compensation program and allows the Board and compensation committee to be responsive to stockholder feedback on a timely basis.

This vote is advisory and therefore not binding on the Company, the compensation committee, or the Board. However, the Board values the opinions of our stockholders and will consider the outcome of the vote in determining the frequency with which the advisory vote to approve named executive officer compensation is held. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

OUR BOARD RECOMMENDS A VOTE FOR THE OPTION OF EVERY "ONE YEAR" AS THE PREFERRED FREQUENCY OF THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL NO. 5

APPROVAL OF AN AMENDMENT TO THE 2021 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve an amendment to our 2021 Equity Incentive Plan, or the 2021 EIP (as amended, the “Equity Incentive Plan”), to increase the aggregate number of shares of common stock authorized for issuance under the 2021 EIP by 2,860,000 shares, to increase the aggregate number of shares of common stock issuable as incentive stock options from 244,377 to 10,000,000 shares, and to require stockholder approval in connection with a repricing of options or stock appreciation rights (“SARs”) (the "Plan Amendment"). The Plan Amendment would be in addition to, and would not modify, the existing annual automatic increase provision (the "evergreen" provision) under the 2021 EIP.

Our Board unanimously approved the Plan Amendment on April 22, 2026, subject to stockholder approval.

Why We Are Requesting Additional Shares

As described in “Executive Compensation Overview,” equity compensation is a key component of the Company’s compensation program. The Company is requesting this increase to support its anticipated equity compensation needs, including hiring, retention, and ongoing incentive programs.

The 2021 EIP was approved by our stockholders in 2021 and reserved 81,459 shares of common stock, which subsequently increased automatically on January 1 of each year beginning 2022 by the number of shares equal to the lesser of 5% of the total number of outstanding shares of all classes of our common stock as of the immediately preceding December 31, or a number as may be determined by our Board. As of April 15, 2026, no shares remain available for future grants under the 2021 EIP. While the evergreen provision provides for ongoing increases, the Company expects that the current share reserve, even with such increases, will not be sufficient to meet anticipated equity compensation needs. Specifically:

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We anticipate increased hiring to support growth initiatives;
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We require sufficient share capacity to deliver competitive equity awards;
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Equity compensation reduces reliance on cash compensation, preserving capital for operations and growth; and
•
As further described below under “2026 CEO Compensation Changes,” the Compensation Committee intends to make a one-time performance-based stock option award to Mr. Jeldi in 2026 to drive long-term stockholder value creation. The award is expected to be with respect to 3% of our outstanding common stock on the date of grant and would be in lieu of routine annual equity grants for a period of four calendar years (2026 through 2029). In the absence of the Plan Amendment, this award cannot be made in 2026.

The requested share reserve is intended to provide capacity for approximately two years of expected equity grant activity, after which we expect our annual equity usage to be manageable within the 5% annual evergreen provision. We believe this approach reduces the need for frequent stockholder approvals and supports consistent program administration.

The proposed increase to the number of shares issuable in respect of incentive stock options is to enable the Company to continue to grant equity-based compensation to employees of the Company and its subsidiaries in a form that is tax-advantageous for those employees.

Dilution Considerations

In determining the size of the share request, our compensation committee considered the dilutive impact of equity awards (including the performance-based stock option award to Mr. Jeldi referenced above) and balanced it against the importance of maintaining an effective long-term incentive program. The Company's projected annual equity usage reflects its current stage of growth, anticipated hiring demands, and the need to remain competitive with similarly situated technology companies for specialized engineering, development, and operational talent. After the initial period of elevated grant activity to support 2026 compensation, hiring and retention needs, we expect our annual burn rate to align with our 5% evergreen provision on a go-forward basis.

If the Plan Amendment is not approved, the 2021 EIP will continue in accordance with its existing terms. However, in that case, we may not then have a sufficient number of shares to make equity awards consistent with our compensation philosophy, which could impair our ability to attract and retain the talent necessary to grow our business.

Plan Features

The Compensation Committee also considered the governance features of the 2021 EIP in connection with this request. The 2021 EIP already includes provisions intended to promote alignment with stockholders and reflect evolving best practices, including(1) a requirement that any dividends or dividend equivalent rights payable with respect to awards under the 2021 EIP would be subject to the same vesting conditions as the awards to which they relate and (2) a cash-denominated limit on non-employee director compensation. In addition, the Plan Amendment adds a provision prohibiting the repricing of options or SARs without stockholder approval. The Compensation Committee believes these features reflect a disciplined approach to equity compensation design while maintaining the flexibility needed to support the Company’s talent and growth objectives.

Description of the Equity Incentive Plan

The Equity Incentive Plan authorizes the award of stock options, restricted stock units (“RSUs”), restricted stock awards, stock bonus awards, SARs, performance awards, and cash awards. We initially reserved 81,459 shares of common stock under the 2021 EIP .

The number of shares reserved for issuance under the 2021 EIP has increased automatically on January 1 of each year since 2022 and will continue to automatically increase each year through 2031 by the number of shares equal to the lesser of 5% of the total number of outstanding shares of all classes of our common stock as of the immediately preceding December 31, or a number as may be determined by our Board.

As noted above, as of April 15, 2026, no shares remain available for future grants under the 2021 EIP. The Plan Amendment would increase the shares available under the 2021 EIP by 2,860,000 shares. This increase is in addition to any future increases under the above described evergreen provision.

In addition, the following shares of our common stock will again become available for grant and issuance under our Equity Incentive Plan:

• shares subject to issuance upon exercise of an option or SAR granted under the Equity Incentive Plan but which cease to be subject to the option or SAR for any reason other than exercise of the option or SAR;

• shares subject to outstanding awards under the Equity Incentive Plan that are forfeited or repurchased by us at the original issue price;

• shares subject to awards under the Equity Incentive Plan that otherwise terminate without such shares being issued; and

• shares subject to awards under the Equity Incentive Plan that are surrendered pursuant to an exchange program.

An award issued under the Equity Incentive Plan in substitution for or as a result of the assumption of an award previously granted by an acquired company will not reduce the number of shares authorized for grant under the Equity Incentive Plan.

As of April 15, 2026, the closing sale price of a share of our common stock reported on The Nasdaq Stock Market was $11.29.

The following is a description of the material terms of the Equity Incentive Plan. The summary below does not contain a complete description of all provisions of the Equity Incentive Plan and is qualified in its entirety by reference to the Equity Incentive Plan, a copy of which is included as Annex A to this Proxy Statement with changes made by the Plan Amendment to the 2021 EIP, in bold and underlined font.

Administration. The Equity Incentive Plan is administered by our compensation committee or by our Board acting in place of our compensation committee. Subject to the terms and conditions of the Equity Incentive Plan, the compensation committee has the authority to, among other things, select the persons to whom awards may be granted, determine the terms of such awards, construe and interpret our Equity Incentive Plan, and prescribe, amend, and rescind the rules and regulations relating to the Equity Incentive Plan or any award granted thereunder. Any determination made by the compensation committee with respect to any award will generally be made in its sole discretion and such determination will be final and binding on the Company and all persons having an interest in any award under the Equity Incentive Plan. The Equity Incentive Plan provides that our Board or compensation committee may delegate its authority, including the authority to grant awards, to one or more officers to the extent permitted by applicable law, provided that the terms of awards granted to non-employee directors may only be determined by our Board.

Eligibility; Award Limits. The Equity Incentive Plan provides for the grant of awards to our employees, directors, and consultants. As of April 15, 2026, approximately 140 individuals were eligible to participate in the Equity Incentive Plan, which includes approximately 4 officers, 135 employees who are not officers, 4 nonemployee directors, and zero consultants.

Nonemployee Director Award Limit. No nonemployee director may receive awards under the Equity Incentive Plan that, when combined with cash compensation received for service as a nonemployee director, exceed $750,000 in value (measured as of the date of grant) in any fiscal year or $1,000,000 in value in the fiscal year of a nonemployee director’s election to the Board. Awards granted to an individual while serving in the capacity as an employee or consultant will not count towards these limits. A nonemployee director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or awards or a combination thereof, if permitted, and as determined, by the compensation committee.

Foreign Awards. In order to comply with the laws and practices in other countries in which the Company operates or has individuals eligible for awards, the Committee has the ability to modify the terms of awards granted to foreign participants, establish subplans and administrative procedures applicable to foreign participants, and take actions necessary or advisable to achieve local regulatory exemptions or government approvals, subject to the Equity Incentive Plan and applicable law. However, no such action taken will increase the share limitations set forth in the Equity Incentive Plan.

Options. The Equity Incentive Plan provides for the grant of both incentive stock options intended to qualify under Section 422 of the Internal Revenue Code (the “Code”) and non-statutory stock options to purchase shares of our common stock at a stated exercise price. Incentive stock options may only be granted to our employees, including our officers and directors who are also employees. The exercise price of incentive stock options granted under the Equity Incentive Plan must be at least equal to the fair market value of our common stock on the date of grant. Incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of our capital stock must have an exercise price of at least 110% the fair market value of our common stock on the date of grant. Subject to stock splits, dividends, recapitalizations or similar events, no more than 10,000,000 shares may be issued pursuant to the exercise of incentive stock options granted under the Equity Incentive Plan.

Options may vest based on service or achievement of performance conditions. Our compensation committee may provide for options to be exercised only as they vest or may provide that options may be immediately exercisable, with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of options granted under the Equity Incentive Plan is 10 years from the date of grant, except that the maximum permitted term of incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of our capital stock is five years from the date of grant.

Restricted Stock Awards. An award of restricted stock is an offer by us to sell shares of our common stock subject to restrictions that may lapse based on the satisfaction of service or achievement of performance conditions. The price, if any, of an award of restricted stock will be determined by the compensation committee. Unless otherwise determined by the compensation committee, holders of restricted stock will be entitled to vote and to receive any dividends or stock distributions paid pursuant to any unvested shares of restricted stock. If any such dividends or distributions are paid in shares of common stock, the shares will be subject to the same restrictions on transferability and forfeiture as the shares of restricted stock with respect to which they were paid.

Stock Appreciation Rights. A SAR provides for a payment, in cash or shares of our common stock (up to any maximum of shares specified in the award agreement), to the holder based upon the difference between the fair market value of our common stock on the date of exercise and a pre-determined exercise price, multiplied by the number of shares with respect to which the SAR is being settled. The exercise price of a SAR must be at least the fair market value of a share of our common stock on the date of grant. SARs may vest based on service or achievement of performance conditions, and may not have a term that is longer than 10 years from the date of grant.

Restricted Stock Units. RSUs represent the right to receive shares of our common stock at a specified date in the future, and may be subject to vesting based on service or achievement of performance conditions. Payment of earned RSUs may be settled in cash, shares of our common stock or a combination of both. No RSU may have a term that is longer than 10 years from the date of grant.

Performance Awards. Performance awards granted pursuant to the Equity Incentive Plan may be in the form of a cash bonus, an award of performance shares or an award of performance units denominated in shares of our common stock or other property. Such awards may be settled in cash, property or by issuance of shares of our common stock, subject to the satisfaction or achievement of specified performance conditions.

Stock Bonus Awards. A stock bonus award provides for payment in the form of cash, shares of our common stock or a combination thereof, based on the fair market value of shares subject to such award as determined by our compensation committee. The awards may be subject to vesting restrictions based on continued service or performance conditions. No payment from the participant will be required for shares awarded pursuant to a stock bonus award.

Cash Awards. A cash award is an award that is denominated in, or payable to an eligible participant solely in, cash.

Dividend and Dividend Equivalent Rights. Except as otherwise provided by the terms of the award or the Equity Incentive Plan: (i) no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the shares underlying an award until such shares are issued, and (ii) no adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued.

Dividend equivalent rights may be granted at the discretion of our compensation committee and represent the right to receive the value of dividends, if any, paid by us in respect of the number of shares of our common stock underlying an award. Dividend equivalent rights will be subject to the same vesting or performance conditions as the underlying award and will be paid only at such time as the underlying award has become fully vested. Dividend equivalent rights may be settled in cash, shares of our common stock or other property, or a combination of thereof as determined by the compensation committee.

Payment and Tax Obligations. Payment from a participant for shares purchased pursuant to the Equity Incentive Plan may generally be made in cash or by check or, where expressly permitted by the compensation committee and applicable law, by cancellation of indebtedness of the Company to the participant, surrender of shares, waiver of accrued compensation, broker-assisted or other cashless exercise program, a combination of the foregoing, or such other method permitted by applicable law. Subject to the Equity Incentive Plan, tax-related items may be settled (in whole or in part) by paying cash, withholding otherwise deliverable cash or shares, delivery of already-owned shares, or withholding from the proceeds of the sale of shares acquired.

Corporate Transaction. In the event of a “corporate transaction” (as defined in the Equity Incentive Plan), the Equity Incentive Plan provides that outstanding awards will be treated in the manner set forth in the agreement evidencing the corporate transaction, and may (a) be assumed, converted, replaced, or substituted with substantially equivalent awards of any successor corporation or affiliate, (b) become vested or exercisable, in full or in part, (c) be settled in cash, cash equivalents, or securities of any successor entity followed by the cancellation of such awards, or (d) be cancelled for no consideration. In the event any successor corporation refuses to assume, convert, replace, or substitute awards, then immediately prior to such corporate transaction, the compensation committee will notify participants that such participants’ awards will, if exercisable, be exercisable for a period of time (as determined by the compensation committee in its sole discretion), and that all awards shall terminate upon the expiration of such period. Awards need not all be treated in the same manner in a corporate transaction. Notwithstanding the foregoing, the vesting of all awards granted to our nonemployee directors will accelerate, and such awards will become exercisable (to the extent applicable) in full prior to the consummation of a corporate transaction.

“Corporate transaction” generally means the occurrence of any of the following events: (a) subject to certain exceptions set forth in the Equity Incentive Plan, any person becomes the beneficial owners (directly or indirectly) of securities of the Company representing more than 50% of the total voting power of the Company’s then-outstanding voting securities (excluding the acquisition of additional securities by any one person who is considered to own more than 50% of the total voting power of the Company’s securities); (b) the consummation of the sale or disposition of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation (excluding such transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by the outstanding voting securities of the resulting entity; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code; or (e) a change in the effective control of the Company that occurs on the date that a majority of the Company’s incumbent Board is replaced during any twelve month period whose appointment or election is not endorsed by a majority of the Company’s incumbent Board.

Adjustment. In the event of a change in the number of outstanding shares of our common stock without consideration by reason of a stock dividend, extraordinary dividend or distribution, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in our capital structure, appropriate proportional adjustments will be made to (a) the number and class of shares reserved for issuance under the Equity Incentive Plan and the incentive stock option limit; (b) the exercise prices of and number and class of shares subject to options and SARs; (c) number and class of shares subject to outstanding awards; and (d) any applicable maximum award limits pursuant to the Equity Incentive Plan.

Clawback; Transferability. All awards are subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our board of directors or required by law to the extent set forth in such policy or applicable law. Except in limited circumstances, awards granted under the Equity Incentive Plan may generally not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner prior to vesting other than by will or by the laws of descent and distribution.

Amendment and Termination; Exchange Program. Our Board may terminate or amend the Equity Incentive Plan at any time, subject to stockholder approval if required by applicable law or exchange listing rules. The Equity Incentive Plan will terminate September 29, 2031, unless it is terminated earlier by our Board. No termination or amendment of the Equity Incentive Plan may adversely affect any then-outstanding award without the consent of the affected participant, except as is necessary to comply with applicable laws. Except in connection withan adjustment or a corporate transaction, the compensation committee may not reprice or otherwise decrease the exercise price applicable to outstanding options or SARs or pay cash or issue new awards in exchange for the surrender and cancellation of outstanding options or SARs, without stockholder approval..

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Equity Incentive Plan generally applicable to us and to participants in the Equity Incentive Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Non-Statutory Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a non-statutory stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a non-statutory stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a non-statutory stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both non-statutory stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Stock Bonus Awards and Cash Awards. The U.S. federal income tax consequences of a stock bonus award or cash award will depend upon the specific terms of each award.

Tax Consequences to Us. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, including Section 162(m) of the Code. Under Section 162(m) of the Code, we cannot deduct compensation paid to certain covered employees in a calendar year that exceeds $1 million.

Section 409A of the Code. We intend that awards granted under the Equity Incentive Plan comply with, or otherwise be exempt from, Section 409A of the Code (to the extent applicable), but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Equity Incentive Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The Equity Incentive Plan permits withholding obligations to be satisfied through share withholding, including up to the maximum statutory rates.

Plan Benefits

New Plan Benefits.

The table below reflects an estimate of the new plan benefits that are planned under the Equity Incentive Plan as of the date of this proxy statement:

Equity Incentive Plan
Name and Position	Dollar value ($)	Number of units (shares of common stock)
Arun Jeldi, Chief Executive Officer	N/A	786,505 (1)
Bradley Kreger, Former Chief Operating Officer	--	--
Hull Xu, Former Chief Financial Officer	--	--
Bernard Chung, Controller and Former Acting Chief Financial Officer	--	--
Michelle Sidwell, Chief Revenue Officer	--	--
Executive Group	N/A	786,505 (1)
Non-Executive Director Group	(2)	(2)
Non-Executive Officer Employee Group	--	--

(1) This amount reflects an estimate of the size of the expected performance-based stock option award to Mr. Jeldi described below under the heading “2026 CEO Compensation Changes.” The actual size of the award is expected to be 3% of our total shares of common stock outstanding on the date of grant. The amount shown is 3% of our total shares of common stock outstanding on April 15, 2026. However, when Mr. Jeldi’s stock option award is eventually granted, the number of our total shares of common stock outstanding may be different and, therefore, the actual size of Mr. Jeldi’s award may vary from this estimate.

The award to Mr. Jeldi is not contingent on stockholder approval of Proposal No. 5. However, if stockholders approve Proposal No. 5, the Compensation Committee expects to make the award under the Equity Incentive Plan. If stockholders do not approve Proposal No. 5, the Compensation Committee will then need to re-evaluate Mr. Jeldi’s compensation. In that case, they may choose to grant a portion of the expected award to Mr. Jeldi based on the shares then available under the 2021 EIP and issue the remainder of the award to Mr. Jeldi after the automatic January 1, 2027 evergreen increase in the shares subject to the 2021 EIP, or they may choose to provide compensation to Mr. Jeldi on different terms

(2) No awards to our non-employee directors are conditioned on stockholder approval of Proposal No. 5. However, if stockholders approve Proposal No. 5, annual awards to our non-employee directors are expected to be made under the Equity Incentive Plan. Under our current non-employee director compensation program, each of our non-employee directors will receive an annual award of RSUs with respect to a number of shares of our common stock determined by dividing $200,000 by the fair market value per share of our common stock on the grant date. Non-employee director equity awards are expected to be made annually, and the amount of such awards may be adjusted from time to time in the discretion of the Board.

Other than the performance-based stock option award to Mr. Jeldi described above under the heading “Why We Are Requesting Additional Shares” and the routine annual equity awards for our non-employee directors described below under “Non-Employee Director Compensation,” no awards are yet planned or committed under the Equity Incentive Plan. All awards under the Equity Incentive Plan will be made at the Compensation Committee’s or Board’s discretion and, therefore, other than the awards specifically referenced in the preceding sentence, the benefits and amounts that will be received or allocated under the Equity Incentive Plan are not determinable at this time.

Historical Awards. Since the inception of the 2021 Plan, the following individuals and groups have received options covering the number of shares indicated: Arun Jeldi (zero shares); Bradley Kreger (zero shares); Hull Xu (zero shares); Bernard Chung (952 shares); Michelle Sidwell (zero shares); all current executive officers as a group (952 shares); all current directors who are not executive officers as a group (1,153 shares); Stefan Krause (1,153 shares); Lily Mei (Zero shares); each associate of any of such directors, executive officers or nominees (zero shares); each other person who received 5 percent of such awards (zero shares); and all current and former employees, including all current officers who are not executive officers, as a group (zero shares).

Required Vote. The Plan Amendment will not become effective until it has been approved by the stockholders of the Company. This Proposal No. 5 is being submitted to stockholders for this purpose. In order for this Proposal No. 5 to be approved, the number of votes cast “FOR” approval must exceed the number of votes cast “AGAINST” approval. Broker discretionary voting of uninstructed shares is not permitted on this Proposal No. 5. Abstentions will not affect the outcome of voting on this Proposal No. 5. If no instructions are given on your proxy, the proxy will be voted “FOR” approval.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed,” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

The principal purpose of the audit committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes, and financial reporting processes. The audit committee is responsible for appointing and retaining our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The audit committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Frank, Rimerman + Co. LLP, our independent registered public accounting firm since December 21, 2024, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Our audit committee has reviewed and discussed with management and Frank, Rimerman + Co. LLP our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. Our audit committee has also discussed with Frank, Rimerman + Co. LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from Frank, Rimerman + Co. LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Frank, Rimerman + Co. LLP their independence.

Based on the review and discussions described above, our audit committee recommended to our Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the U.S. Securities and Exchange Commission.

Members of the Audit Committee

Stefan Krause, Chair

Adrian Keppler

Jason Lloyd

EXECUTIVE OFFICERS

As of April 27, 2026, the names of our executive officers, their ages and their positions are shown below.

Name	Age	Position
Executive Officers:
Arun Jeldi	45	Chief Executive Officer
James Suva	55	Chief Financial Officer

Our Board chooses executive officers, who then serve at the discretion of our Board. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.

Arun Jeldi - Chief Executive Officer and Director

For information on Mr. Jeldi’s biography, please see “Proposal No. 1 Election of Directors-Continuing Directors.”

James Suva- Chief Financial Officer

Mr. Suva most recently served as Senior Vice President and Treasurer at Cricut, Inc. (Nasdaq: CRCT), a publicly traded creative technology company, from April 2023 to March 2026, where he oversaw accounting, financial planning and analysis, treasury, and global operations. From June 2002 to March 2023, Mr. Suva served as Managing Director at Citibank in New York and San Francisco, where he led the firm's global IT Hardware and Technology Equity Research practice. During his tenure at Citibank, Mr. Suva specialized in the technology sector, including additive manufacturing and 3D printing, and led capital markets transactions for numerous technology companies. Mr. Suva holds an M.B.A. with high honors from the University of Chicago Booth School of Business, a Master of Accounting from Brigham Young University, and a Bachelor of Accounting from Brigham Young University. Mr. Suva is a licensed Certified Public Accountant.

On March 20, 2026, our Board appointed Mr. Suva as Chief Financial Officer of the Company, effective April 6, 2026. Accordingly, he is not a named executive officer for fiscal year 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2026, by:

•
each of our named executive officers;
•
each of our directors or director nominees;
•
all of our directors and executive officers as a group; and
•
each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 26,216,822 shares of common stock outstanding as of March 31, 2026. Shares of our common stock subject to stock options or warrants that are currently exercisable or exercisable within 60 days of March 31, 2026 or RSUs that may vest and settle within 60 days of March 31, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the stock options, warrants or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Velo3D, Inc., 2710 Lakeview Court, Fremont, California, 94538.

Beneficial Ownership Table

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Entities and persons affiliated with Arrayed Notes Acquisition Corp.(1)	12,753,668	48.6%
Entities and persons affiliated with Alyeska Investment Group, L.P.(2)	2,430,305	9.3%
AWM Investment Company, Inc.(3)	2,153,052	8.2%
Directors and Named Executive Officers:
Arun Jeldi(1)	12,753,668	48.6%
Adrian Keppler(4)	10,060	*
Stefan Krause(5)	10,222	*
Jason Lloyd(6)	18,187	*
Kenneth Thieneman(7)	1,157,019	4.4%
Lily Mei	—	*
Bernard Chung	—	—
Bradley Kreger(8)	58,398	*
Michelle Sidwell	—	*
Hull Xu(9)	13,600	*
Directors and executive officers as a group (6 individuals)(10)	14,021,154	53.5%

* Less than one percent.

(1)
As reported in a statement on Schedule 13D/A filed with the SEC on March 9, 2026 by Arrayed Notes Acquisition Corp. (“Arrayed Acquisition”), Arrayed Additive, Inc. (“Arrayed Additive”), and Arun Jeldi, includes (i) 12,737,940 shares of common stock held directly by Arrayed Acquisition, for which Arrayed Acquisition, Arrayed Additive and Mr. Jeldi have shared voting and dispositive power; and (ii) 12,583 shares of common stock held directly by Mr. Jeldi, for which Mr. Jeldi has sole voting and dispositive power. Also includes 3,145 RSUs held directly by Mr. Jeldi that may vest and settle within 60 days of March 31, 2026, for which Mr. Jeldi has sole voting and dispositive power. Includes 3,000,000 shares of common stock pledged as collateral for a loan. Arrayed Acquisition is a wholly-owned subsidiary of Arrayed Additive. Arun Jeldi is the Chief Executive Officer and President and the sole equityholder of Arrayed Additive and is the Chief Executive Officer of Arrayed Acquisition. Mr. Jeldi is our Chief Executive Officer and a member of our Board. The address for these beneficial owners is c/o Arrayed Additive, Inc., 6119 Guin Road, Indianapolis, IN 47254.
(2)
As reported in a statement on Schedule 13G filed with the SEC on February 17, 2026 by Alyeska Investment Group, L.P., Alyeska Fund GP, LLC and Anand Parekh. The address for these beneficial owners is 77 West Wacker Drive, 7thFloor, Chicago, IL 60601. Includes 2,430,305 shares of common stock, for which these persons have shared voting and dispositive power.
(3)
As reported in a statement on Schedule 13G/A filed with the SEC on February 13, 2026 by AWM Investment Company, Inc. AWM Investment Company, Inc., a Delaware Corporation (“AWM”), is the investment adviser to Special Situations Cayman Fund, L.P. (“Cayman”), Special Situations Technology Fund, L.P. (“Tech”) and Special Situations Technology Fund II, L.P. (“Tech II”). As the investment adviser to the Funds, AWM holds sole voting and investment power over 212,121 shares of common stock held by Cayman, 335,780 shares of common stock held by Tech and 1,605,151 shares of common stock held by Tech II. The address for this beneficial owner is 527 Madison Avenue, Suite 2600, New York, NY 10022.
(4)
Consists of 10,060 shares of our common stock held directly by Dr. Keppler.
(5)
Consists of 10,222 shares of our common stock held directly by Mr. Krause.
(6)
Consists of (i) 9,564 shares of our common stock held directly by Mr. Lloyd; (ii) 7,000 shares held indirectly for the benefit of Mr. Lloyd in an individual retirement account and a managed investment account; and (iii) 1,623 RSUs that may vest and settle within 60 days of March 31, 2026.
(7)
Consists of (i) 9,566 shares of our common stock held directly by Mr. Thieneman; (ii) 1,623 RSUs that may vest and settle within 60 days of March 31, 2026; and (iii) 1,145,830 common stock held indirectly by Thieneman Construction, Inc., an entity controlled by Mr. Thieneman.
(8)
Consists of 58,398 shares of our common stock held directly by Mr. Kreger, as reported on his last Form 4 prior to his separation from the Company.
(9)
Consists of 13,600 shares of our common stock held directly by Mr. Xu, as reported on his last Form 4 prior to his resignation.
(10)
Consists of (i) 14,014,763 shares of our common stock held by our directors and executive officers; and (ii) 6,391 RSUs that may vest and settle within 60 days of March 31, 2026.

EXECUTIVE COMPENSATION

This section discusses the material components of our executive compensation program for our named executive officers for 2025. Our named executive officers for fiscal 2025 are:

•
Arun Jeldi, our Chief Executive Officer;
•
Michelle Sidwell, our Chief Revenue Officer;
•
Bradley Kreger our former Chief Operating Officer;
•
Hull Xu, our former Chief Financial Officer; and
•
Bernard Chung, our Controller and former Acting Chief Financial Officer.

Overview

The Company’s executive compensation program is designed to align pay with performance, support the attraction and retention of key talent, and promote long-term stockholder value creation. The Compensation Committee utilizes a combination of base salary, cash incentives, and equity-based compensation to deliver a competitive total compensation program. As a growth-stage company operating in a highly technical and competitive industry, the Company places significant emphasis on equity-based compensation as a core component of total compensation.

Elements of Compensation

The Company’s executive compensation program generally consists of the following elements:

•
Base salary – provides a fixed level of compensation reflecting individual roles and responsibilities
•
Cash incentives – reward annual performance and support short-term business objectives
•
Equity awards – align executives with long-term stockholder value creation and support retention

The Compensation Committee reviews the overall mix of compensation elements regularly to ensure alignment with the Company’s strategy, market practices, and stockholder interests.

Equity Compensation Program Design and Rationale

The Company’s equity compensation program is designed to support the following key objectives:

•
Retention and recruitment of specialized talent: Equity awards are a core component of compensation given the Company’s need to attract and retain highly specialized engineering, development, and advanced manufacturing talent in a competitive market environment.
•
Broad-based employee participation: The Company’s equity program is designed to provide meaningful participation across a wide employee population, reinforcing alignment with long-term stockholder value creation.
•
Market-competitive compensation aligned with growth stage: Equity usage reflects the Company’s stage of development, hiring needs, and competitive positioning relative to similarly situated companies.
•
Disciplined share usage: Equity awards are managed with consideration of long-term program sustainability and stockholder dilution.
•
Balanced consideration of dilution and program effectiveness: The Compensation Committee considers both the dilutive impact of equity awards and the importance of maintaining an effective long-term incentive program.

Vesting Practices

Equity awards are generally structured to vest over multi-year periods. For ongoing equity awards, the Company may utilize periodic vesting schedules (such as quarterly vesting) to support retention and align with competitive market practices. The Compensation Committee believes this approach appropriately balances long-term alignment with the need to provide consistent retention incentives in a dynamic talent environment.

In addition, the Compensation Committee may utilize targeted, performance-based equity awards in select circumstances to align executives with significant long-term value creation opportunities.

Ongoing Evaluation

The Compensation Committee will continue to evaluate the Company’s compensation programs as the Company evolves, with the objective of maintaining a competitive and effective compensation structure aligned with stockholder interests.

Summary Compensation Table for 2025

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to, earned by, or paid to our named executive officers for the years ended December 31, 2025 and 2024, respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Arun Jeldi	2025	415,609	2,000(4)	664,343	—	12,080	1,094,032
Chief Executive Officer	2024(5)	3,220	—	—	—	137	3,357
Bradley Kreger(6)	2025	157,247	—	602,815	—	205,895	965,957
Former Chief Operating Officer	2024	443,693	—	—	—	11,320	455,013
Hull Xu(7)	2025	375,202	2,000(4)	709,141	—	10,820	1,097,163
Former Chief Financial Officer	2024	268,207	—	244,568	—	8,366	521,141
Bernard Chung(8)	2025	147,049	2,000(4)	312,342	—	5,354	466,745
Controller and Former Acting Chief Financial Officer	2024	156,859	—	—	—	4,006	160,865
Michelle Sidwell	2025	368,125	2,000(4)	418,004	285,938	12,752	1,086,819
Chief Revenue Officer

(1)
Amounts represent the aggregate grant date fair value of the RSUs awarded to the named executive officer during 2025 in accordance with FASB Accounting Standards Codification Topic 718. Such grant date fair market value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in the valuation of these RSUs are described in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(2)
The amounts reported in the column represent incentive awards payable in cash.
(3)
The amounts reported in this column for each named executive officer for fiscal year 2025 represents Company matching contributions under our 401(k) plan and a monthly cell-phone allowance (which was discontinued in April 2025). The fiscal year 2025 amount reported in this column for Mr. Kreger also includes severance of $200,000.
(4)
Each named executive officer in service in December 2025 was awarded a $2,000 holiday bonus.
(5)
Mr. Jeldi was appointed Chief Executive Officer on December 24, 2024.
(6)
Mr. Kreger’s service as a director of the Company ended on April 22, 2025 and his employment with the Company as Chief Operating Officer ended on May 19, 2025. Mr. Kreger did not receive compensation for his service as a director.
(7)
Mr. Xu resigned as our Chief Financial Officer on December 31, 2025 and did not receive any severance benefits in connection with such resignation.
(8)
Mr. Chung was appointed Acting Chief Financial Officer on December 31, 2025. While Mr. Chung’s annual base salary is $280,000, he received a base salary supplement of $10,000 per month during the period that he served as Acting Chief Financial Officer.

Equity Compensation

We grant annual equity awards to our named executive officers, which are generally subject to vesting based on each named executive officer’s continued service. Each of our continuing named executive officers currently holds outstanding awards that were granted under the 2021 EIP, as set forth in the table below titled “2025 Outstanding Equity Awards at Fiscal Year-End.” The outstanding awards generally vest over a four-year period, with 25% of each award vesting on the first anniversary of the grant date and 1/16th of the total award vesting quarterly thereafter.

In connection with their cessation of services with the Company, Messrs. Kreger and Xu forfeited all of their unvested awards

Timing of Stock Option Grants

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. Annual equity grants are typically approved by the Compensation Committee during the first quarter of each year in connection with the Company's annual performance review cycle, with grant values determined based on individual performance ratings. The timing of any equity grants to executive officers in connection with new hires, promotions or other non-routine grants is tied to the event giving rise to the award, such as the executive officer's commencement of employment or promotion effective date. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation. Should material non-public information exist at the time that equity grants are approved, the compensation committee would consider the anticipated effect of the material non-public information on our stock price and would take such effect into account when sizing the awards.

No stock options were issued to executive officers in 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Non-Equity Incentive Plan Compensation

Historically, our Board believed that a meaningful portion of the target total cash compensation for our employees, including our executive officers, should have been in the form of an annual cash incentive opportunity under our non-equity incentive plan, which was intended to motivate our employees to achieve the annual financial and operational performance objectives set by the Board that were consistent with and support our annual operating plan.

For 2025 bonuses, employees were eligible to receive a cash-based bonus. Both exempt and non-exempt employees were eligible to participate in the cash-based bonus program. The 2025 bonus was based upon corporate performance components and individual factors. Since we did not meet the corporate performance components, the NEOs, except for Ms. Sidwell, did not receive bonuses in 2025. Ms. Sidwell does not participate in our 2025 bonus program. Instead, she receives commissions based on hitting certain booking targets.

2025 Outstanding Equity Awards at Fiscal Year-End

The following table presents, for each of our named executive officers, information regarding outstanding stock options and shares of restricted stock as of December 31, 2025.

		Option Awards				Stock Awards(1)
		Number of Securities Underlying Unexercised Options				Number of Shares	Market Value of Shares
Name	Grant Date	Exercisable (#)	Unexercisable (#)	Exercise Price ($)	Expiration Date	of Stock That have not Vested	of Stock that have not Vested
Arun Jeldi(2)	2/12/2025	—	—	$—	—	50,329	$691,521
Bernard Chung(3)	10/15/2025	—	—	$—	—	47,253	$649,256
Michelle Sidwell(2)	2/12/2025	—	—	$—	—	31,667	$435,105

(1)
The market value of shares is based on our stock price as of December 31, 2025, which was $13.74 per share.
(2)
The stock award vests as to 1/4th of the total grant on February 15, 2026, and thereafter 1/16th of the total grant vests quarterly until such time as the stock award is 100% vested.
(3)
The stock award vests as to 1/4th of the total grant on November 15, 2026, and thereafter 1/16th of the total grant vests quarterly until such time as the stock award is 100% vested.

Offer Letters

We have entered into offer letters with our named executive officers that provide for at-will employment and include each named executive officer’s base salary, an incentive bonus opportunity and standard employee benefit plan participation. None of the offer letters provided for severance benefits.

Mr. Jeldi’s offer letter, dated January 8, 2025 provides for an annual base salary of $425,000, subject to periodic review, and an incentive annual bonus of up to $340,000 based on the achievement of performance objectives determined by the Board. See below for a description of 2026 compensation updates for Mr. Jeldi under the heading “2026CEO Compensation Changes”.

Mr. Chung’s offer letter, dated June 4, 2025, provides for an annual base salary of $280,000 and a target annual bonus opportunity of $84,000. Ms. Sidwell’s offer letter, dated December 27, 2024, provides for an annual base salary of $380,000.

Prior to his departure, Mr. Xu was employed pursuant to an offer letter, dated April 19, 2024, which provided for an annual base salary of $380,000 and a target bonus opportunity equal to 70% of his annual base salary.

Prior to his departure, Mr. Kreger was employed pursuant to an offer letter, dated November 10, 2022, which provided for an annual base salary of $380,000 (subsequently increased to $460,000) and a target bonus opportunity equal to $322,000. On May 19, 2025 his employment terminated and he received cash severance benefits equal to $200,000.

Additional Benefits

We sponsor a 401(k) retirement savings plan and match employee contributions dollar-for-dollar up to 3% of eligible compensation. All eligible employees, including our named executive officers, may participate in the plan, subject to applicable IRS contribution limits and plan terms. The company match is designed to support long-term employee retention and financial wellness. We previously provided a cell phone allowance to all eligible employees, including our named executive officers. This benefit was discontinued in April 2025. The amounts reported in the Summary Compensation Table include cell phone allowances paid to our named executive officers through April 2025.

CFO Transitions

On December 11, 2025, in connection with Mr. Xu’s, our former Chief Financial Officer's resignation, the Board appointed Mr. Chung, the Company’s Controller, as Acting Chief Financial Officer and principal financial and accounting officer, effective December 31, 2025. In connection with his additional duties as Acting Chief Financial Officer, the Company agreed to pay Mr. Chung an additional base salary of $10,000 per month served in such role and, in fiscal year 2026, granted him a one-time discretionary bonus equal to $30,000. These additional amounts were approved by the Compensation Committee after taking into account the significantly expanded scope and complexity of Mr. Chung’s responsibilities, the time and effort required to perform both his existing duties and the Acting Chief Financial Officer role, and the importance of continuity in the Company’s finance function during the transition period.

Effective April 6, 2026, James Suva was appointed by the Board as Chief Financial Officer and principal financial and accounting officer of the Company replacing Mr. Chung as Acting Chief Financial Officer. Mr. Chung will continue to serve as the Company’s Controller. Mr. Suva’s offer letter, effective March 5, 2026, provides for an annual base salary of $380,000, subject to periodic review, and a 70% annualized bonus target and a grant of 135,000 RSUs under the Company's 2021 Equity Incentive Plan. The RSUs vest as follows: 25% of the RSUs will vest on May 15, 2027, and 1/16th of the RSUs will vest on each of February 15, May 15, August 15 and November 15 thereafter until fully vested, subject to the terms of the applicable RSU agreement, including, without limitation, Mr. Suva’s continued service to the Company and/or any of its subsidiaries. The Offer Letter also contains customary restrictive covenants in favor of the Company relating to confidentiality.

2026 CEO Compensation Changes

On February 13, 2026, the compensation committee approved an increase in compensation for Mr. Jeldi, effective January 1, 2026, following an independent market assessment conducted by Wailea Partners, the committee's independent compensation consultant ("Wailea"). Mr. Jeldi's annual base salary was increased from $425,000 to $650,000 to align with the market median for comparable public company CEOs. His target annual incentive bonus was increased from up to 80% of base salary ($340,000) to up to 100% of base salary ($650,000), consistent with market-standard bonus structures among the Company's peer group.

In addition, as noted above in Proposal No. 5 (“Approval of Amendment to the 2021 Equity Incentive Plan”), the Compensation Committee expects to make a one-time performance-based stock option award to Mr. Jeldi in 2026 to encourage long-term stockholder value creation. The award is expected to cover a number of shares of our common stock equal to 3% of our common stock outstanding on the date of grant, have a ten year term and have an exercise price equal to the fair market value per share of the Company’s common stock on the date of grant. The award is being designed with the input of Wailea and will include rigorous performance objectives. Specifically, the award is expected to vest based on the achievement of the following market capitalization milestones within five years following the grant date: 10% at $1 billion; 20% at $3 billion; 30% at $5 billion; and 40% at $10 billion, provided in each case that Mr. Jeldi remains in service with the Company through the achievement of the applicable valuation milestone. This grant is intended to be in lieu of routine annual equity grants for a four year period (the 2026 through 2029 calendar years).

As noted above in Proposal No. 5, there are not sufficient shares presently available in the 2021 EIP to make this award. Therefore, the Compensation Committee intends to wait until after the Annual Meeting to make the award, in the hope that sufficient shares will then be available as a result of stockholder approval of Proposal No. 5. However, if stockholders do not approve Proposal No. 5, the Compensation Committee will then need to re-evaluate Mr. Jeldi’s planned compensation. In that case, they may choose to grant a portion of the award to Mr. Jeldi with respect to shares then available under the 2021 EIP and issue the remainder of the award to Mr. Jeldi after the automatic January 1, 2027 evergreen increase in the shares subject to the 2021 EIP, or they may choose to provide compensation to Mr. Jeldi on different terms.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2025 with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding securities (#)	Weighted- average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,034,651(2)	$94.50	148,787(3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,034,651	$94.50	148,787(4)

(1)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(2)
Includes 1,034,661 shares subject to outstanding awards granted under the 2021 EIP, of which 4,247 shares were subject to outstanding options and 1,030,414 shares were subject to outstanding RSU awards.
(3)
Includes (i) the 2021 EIP, and (ii) the 2021 Employee Stock Purchase Plan ('ESPP').
(4)
As of December 31, 2025, there were 0 shares of common stock available for issuance under the 2021 EIP. The number of shares reserved for issuance under the 2021 EIP will increase automatically on the first day of January of each of 2026 through 2031 by the number of shares equal to 5% of the total issued and outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our Board. As of December 31, 2025, there were 148,787 shares of common stock available for issuance under the 2021 ESPP. The number of shares reserved for issuance under the 2021 ESPP will increase automatically on the first day of January of each of 2026 through 2031 by the number of shares equal to 1% of the total issued and outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our Board.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing certain information, including information about the relationship between executive compensation actually paid to certain individuals by the Company and certain financial performance of the Company. For further information concerning the Company’s named executive officer compensation, refer to the Executive Compensation section of this Proxy Statement.

Fiscal Year	Summary Compensation Table Total for First PEO(1)	Compensation Actually Paid to First PEO(2)	Summary Compensation Table Total for Second PEO(3)	Compensation Actually Paid to Second PEO(4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(6)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(7)	Net Income (thousands)(8)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$ N/A	$ N/A	$1,094,032	$1,107,621	$904,171	$692,421	$191	$(71,362)
2024	$455,013	$465,073	$3,356	$3,356	$341,003	$250,256	$144	$(69,744)
(1)
This column represents the amount of total compensation reported for Mr. Kreger (our former Chief Executive Officer) for fiscal year 2024 in the “Total” column of the Summary Compensation Table (“total compensation”). Please refer to the Summary Compensation Table in this Proxy Statement for fiscal year 2024.
(2)
This column represents the amount of “compensation actually paid” to Mr. Kreger, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Kreger during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Kreger’s total compensation for fiscal year 2024 to determine the “compensation actually paid” in fiscal year 20024:

Fiscal Year	First PEO
	Reported Summary Compensation Table Total (a)		Reported Summary Compensation Table Value of Equity Awards(b)		Adjusted Value of Equity Awards(c)		Compensation Actually Paid
2025	$	N/A	$	N/A	$	N/A	$	N/A
2024		$455,013		$-		$10,060		$465,073
a.
This column represents the amount of total compensation reported for Mr. Kreger for fiscal year 2024 in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement.
b.
This column represents the aggregate grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for Mr. Kreger for fiscal year 2024. Please refer to the Summary Compensation Table section of this Proxy Statement. The amount in this column is replaced with the amount reported under the Adjusted Value of Equity Awards column in order to arrive at compensation actually paid for fiscal year 2024.
c.
This column represents an adjustment to the amounts in the “Stock Awards” column in the Summary Compensation Table in this Proxy Statement for fiscal year 2024. The adjusted amount replaces the “Stock Awards” column in the Summary Compensation Table of this Proxy Statement for Mr. Kreger to arrive at “compensation actually paid” to Mr. Kreger for fiscal year 2024. The adjusted amount is determined by adding (or subtracting, as applicable) the following for fiscal year 2024: (i) the fiscal year-end fair value of any equity awards granted in fiscal year 2024 that are outstanding and unvested as of the end of fiscal year 2024; (ii) the amount of change as of the end of fiscal year 2024 (from the end of the prior fiscal year) in the fair value of any awards granted in prior fiscal years that are outstanding and unvested as of the end of fiscal year 2024; (iii) for awards that are granted and vest in fiscal year 2024, the fair value as of the vesting date; (iv) for awards granted in prior fiscal years that vest in fiscal year 2024, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in the fair value; (v) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during fiscal year 2024, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on equity awards in fiscal year 2024 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for fiscal year 2024. The amounts added or subtracted to determine the adjusted amount for fiscal year 2024 are as follows:

First PEO

Fiscal Year	Fiscal Year End Fair Value of Equity Awards Granted in the Fiscal Year		Fiscal Year over Fiscal Year Change in Fair Value of Outstanding and Unvested Equity Awards at FYE Granted in Prior Fiscal Years		Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year		Change in Fair Value of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year		Fair Value at the End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Fiscal Year		Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Fiscal Year		Adjusted Value of Equity Awards
2025	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A
2024		$-		$7,516		$-		$2,543		$-		$-		$10,060
(3)
This column represents the amount of total compensation reported for Mr. Jeldi (our current Chief Executive Officer) for the applicable fiscal year in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement for the applicable fiscal year.
(4)
This column represents the amount of “compensation actually paid” to Mr. Jeldi, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Jeldi during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Jeldi’s total compensation for the applicable fiscal year to determine the “compensation actually paid” in the applicable fiscal year, using the same adjustment methodology described above in Note 2(c):

Fiscal Year	Second PEO
	Reported Summary Compensation Table Total(a)	Reported Summary Compensation Table Value of Equity Awards(b)	Adjusted Value of Equity Awards(c)	Compensation Actually Paid
2025	$1,094,032	$664,343	$677,932	$1,107,621
2024	$3,356	$-	$-	$3,356
a.
This column represents the amount of total compensation reported for Mr. Jeldi for the applicable fiscal year in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement.
b.
This column represents the aggregate grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for the applicable fiscal year. Please refer to the Summary Compensation Table section of this Proxy Statement for the applicable fiscal year. The amount in this column is replaced with the amount reported under the Adjusted Value of Equity Awards column in order to arrive at compensation actually paid for the applicable fiscal year.

c.
This column represents an adjustment to the amounts in the “Stock Awards” column in the Summary Compensation Table in this Proxy Statement for the applicable year determined using the same methodology described above in Note 2(c). The adjusted amount replaces the “Stock Awards” column in the Summary Compensation Table of this Proxy Statement for the applicable year for Mr. Jeldi to arrive at “compensation actually paid” to Mr. Jeldi for the applicable fiscal year. The amounts added or subtracted to determine the adjusted average adjusted amount for the applicable fiscal year are as follows:

Fiscal Year	Second PEO
	Fiscal Year End Fair Value of Equity Awards Granted in the Fiscal Year	Fiscal Year over Fiscal Year Change in Fair Value of Outstanding and Unvested Equity Awards at FYE Granted in Prior Fiscal Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	Change in Fair Value of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value at the End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Fiscal Year	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Fiscal Year	Adjusted Value of Equity Awards
2025	$677,932	$—	$—	$—	$—	$—	$677,932
2024	$—	$—	$—	$—	$—	$—	$—
(5)
This column represents the average of the amounts reported for the Company’s named executive officers as a group (excluding Messrs. Kreger and Jeldi for 2024, and Mr. Jeldi for 2025) (“Non-PEO NEOs”) in the “Total” column of the Summary Compensation Table in each applicable fiscal year. Please refer to the Summary Compensation Table in this Proxy Statement for the applicable fiscal year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable fiscal year are as follows: (i) for 2025, Michelle Sidwell, Bernard Chung, Bradley Kreger, and Hull Xu, (ii) for 2024, Hull Xu and Bernard Chung.
(6)
This column represents the average amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs as a group for the applicable fiscal year to determine the “compensation actually paid” in the applicable fiscal year, using the same adjustment methodology described above in Note 2(c):

Year	Average Non-PEO NEOs
	Average Reported Summary Compensation Table Total(a)	Average Reported Summary Compensation Table Value of Equity Awards(b)	Average Adjusted Value of Equity Awards(c)	Average Compensation Actually Paid
2025	$904,171	$510,576	$298,826	$692,421
2024	$341,003	$122,284	$31,537	$250,256
a.
This column represents the average of the amounts of total compensation reported for the Company’s Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in the applicable fiscal year. Please refer to the Summary Compensation Table in this Proxy Statement.
b.
This column represents the average of the total amounts reported for the Non-PEO NEOs as a group in the “Stock Awards” column in the Summary Compensation Table for the applicable fiscal year. Please refer to the Summary Compensation Table section of this Proxy Statement for the applicable fiscal year. The amount in this column is replaced with the amount reported under the Average Adjusted Value of Equity Awards column in order to arrive at compensation actually paid for the applicable fiscal year.
c.
This column represents an adjustment to the average of the amounts reported for the Non-PEO NEOs as a group in the “Stock Awards” column in the Summary Compensation Table in this Proxy Statement for the applicable fiscal year determined using the same methodology described above in Note 2(c). The adjusted amount replaces the “Stock Awards” column in the Summary Compensation Table of this Proxy Statement for the applicable fiscal year for each Non-PEO NEO to arrive at “compensation actually paid” to each Non-PEO NEO for the applicable fiscal year, which is then averaged to determine the average “compensation actually paid” to the Non-PEO NEOs for the applicable fiscal year. The amounts added or subtracted to determine the adjusted average adjusted amount for the applicable fiscal year are as follows:

Year	Average Non- PEO NEOs

	Fiscal Year End Fair Value of Equity Awards Granted in the Fiscal Year	Fiscal Year over Fiscal Year Change in Fair Value of Outstanding and Unvested Equity Awards at FYE Granted in Prior Fiscal Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	Change in Fair Value of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value at the End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Fiscal Year	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Fiscal Year	Adjusted Value of Equity Awards
2025	$633,876	$-	$36,425	$12,385	$383,860	$-	$298,826
2024	$19,298	$4,189	$12,592	$1,924	$6,466	$-	$31,537
(7)
Company total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for each measurement period beginning on the market close on the last trading day for fiscal year 2023 and through and including the end of the applicable fiscal year, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(8)
This column represents the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.

Description of the Information Presented in the Pay versus Performance Table

The Company generally seeks to incentivize long-term performance and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular fiscal year. Compensation actually paid is influenced by numerous factors, including but not limited to the timing of new grant issuances and outstanding grant vesting, share price volatility during the fiscal year, our mix of short-term and long-term metrics, and many other factors. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative Company TSR

The graph below illustrates the relationship between compensation actually paid (“CAP”) amounts for our First PEO and our Second PEO, on an aggregate basis (“Aggregated PEO CAP”), and average CAP amounts to our non-PEO NEOs and the Company’s TSR.

Compensation Actually Paid and Company Net Income

The graph below illustrates the relationship between Aggregated PEO CAP amounts and average CAP amounts to our non-PEO NEOs and the Company’s net income.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1-Election of Directors-Director Compensation,” respectively, since January 1, 2025, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with each of our respective directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors to the fullest extent not prohibited by DGCL. Subject to very limited exceptions, our Bylaws will also require us to advance expenses incurred by our directors and officers.

Certain Relationships and Related Person Transactions - Velo3D

On December 24, 2024, the Company and Arrayed Notes Acquisition Corp. ("Arrayed Acquisition"), a wholly owned subsidiary of Arrayed Additive Inc., of which Mr. Jeldi (our Chief Executive Officer and a director on our Board) holds 100% interest, entered into a debt for equity exchange transaction where the Company issued 12,343,423 shares of the Company’s common stock, in exchange for the cancellation of $22.4 million in principal amount of the Company’s Secured Notes (the “Secured Notes”) plus $0.4 million of accrued interest on the Notes. Arrayed Acquisition continued to hold $5.0 million in principal amount of the Notes, and as a result of the exchange transaction, became the owner of approximately 95% of the Company’s issued and outstanding common stock as of such date.

On March 18, 2026, the Company repaid the Secured Notes in full in the amount of $3.3 million, including principal and accrued interest. All obligations of the Company under the Secured Notes have been fully and finally paid, discharged, and satisfied.

On January 7, 2025, the Company issued a Senior Secured Convertible Promissory Note in the principal amount of $5,000,000 (the "January Note") to Thieneman Properties, LLC, in which Mr. Thieneman (a director on our Board) holds 30% interest. The January Note was payable in full on April 7, 2025 in the amount of $5,750,000 and if not paid on or prior to such date, would continue to accrue interest at the same rate until paid. The January Note could be prepaid in whole or in part at any time without penalty or premium and was convertible in the event of default into shares of the Company’s common stock, at a fixed conversion price of $23.40 per share. The Company paid an interest payment of $750,000 on April 7, 2025, covering the first three months of interest on the January Note.

On February 10, 2025, the Company issued a Senior Secured Convertible Promissory Note in the principal amount of $10,000,000 (the "February Note") to Thieneman Construction, Inc., in which Mr. Thieneman (a director on our Board) holds 87.4% interest, to be funded in two tranches of $5,000,000. The February Note was payable in full on the date that is six months from the date such tranche was funded, in the amount of $5,750,000 and if not paid on or prior to such date, would continue to accrue interest at the same rate until paid. The outstanding principal amount of the February Note was convertible into shares of the Company's common stock upon the occurrence of the Company’s successful listing of shares of its common stock on a national securities exchange or the occurrence and during the continuation of an event of default, into common stock at a fixed conversion price of $15.00 per share.

On August 14, 2025, the Company amended the January Note, which amended certain provisions of the January Note, including: an extension of the maturity date under the January Note to February 14, 2027; a reduction of the interest rate under the January Note to 12%; and an adjustment of the fixed conversion price to $16.38 per share. On August 14, 2025, the Company also amended the February Note, which amended certain provisions of the February Note, including: an extension of the maturity dates for each tranche under the February Note to February 14, 2027; a reduction of the interest rate under the February Note to 12%; and an adjustment of the fixed conversion price to $10.50 per share. Immediately prior to the further amendment to the January Note described below, Thieneman Properties, LLC transferred the January Note to Arrayed Acquisition, pursuant to a Convertible Promissory Note Transfer Agreement between Thieneman Properties, LLC (as transferor) and Arrayed Acquisition (as transferee).

On March 4, 2026, the Company and Arrayed Acquisition entered into a further amendment to the January Note, which amended certain provisions of the January Note to, among other things, provide that, at any time and from time to time, Arrayed Acquisition (as holder) has the right, at its option, to convert all or any portion of the outstanding principal amount of the January Note, together with accrued and unpaid interest thereon, into shares of the Company’s common stock.

On March 4, 2026, the Company and Thieneman Construction, Inc. entered into a further amendment to the February Note, which amended certain provisions of the February Note to, among other things, provide that, subject to the existing terms of the February Note, accrued and unpaid interest thereon, in addition to the outstanding principal amount, may be convertible into common stock at the holder’s option.

On March 4, 2026, the Company issued 394,517 shares of common stock to Arrayed Acquisition upon conversion of the January Note, in the principal amount of $5,000,000, together with accrued and unpaid interest thereon, at a conversion price of $16.38 per share, a premium to the Company’s share price on March 4, 2026. As of such date, the January Note (including principal and interest) was fully converted into shares of common stock of the Company.

On March 4, 2026, the Company issued 1,145,830 shares of common stock to Thieneman Construction, Inc. upon conversion of the February Note, in the principal amount of $10,000,000, together with accrued and unpaid interest thereon, at a conversion price of $10.50 per share. As of such date, the February Note (including principal and interest) was fully converted into shares of common stock of the Company.

In December 2025, the Company entered into a sale leaseback transaction with Varilease Finance, Inc. (“Varilease”) pursuant to which the Company sold assorted Velo3D Sapphire and Sapphire XC metal 3D printers and related equipment for an aggregate purchase price of $10 million. In connection with the transaction, Thieneman Construction (in which Mr. Thieneman, a director on our Board, holds 87.4% interest) served as a co-lessee, together with the Company and its wholly owned subsidiary Velo3D US, Inc., under a Master Lease Agreement and Schedule No. 01 thereto (the “Schedule”), each dated as of December 8, 2025, with a 36-month base lease term. Each of the Company, Velo3D US, Inc., and Thieneman Construction, Inc. are jointly and severally liable for all obligations under the Master Lease Agreement and Schedule, including payment of base monthly rental amounts of approximately $311,000 (plus applicable sales/use tax). Thieneman Construction did not receive any compensation for serving as co-lessee. In addition, Thieneman Properties, LLC (in which Mr. Thieneman, a director on our Board, holds 30% interest) and Thieneman Construction, Inc. entered into Debt Subordination Agreements, dated as of December 8, 2025, with Varilease, pursuant to which each agreed to subordinate their respective security interests in the equipment to Varilease relating to the January Note and February Note as described above issued by the Company.

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Our Bylaws provide that, for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at Velo3D, Inc., 2710 Lakeview Court, Fremont, California, 94538, Attn: Nancy Krystal.

To be timely for our 2027 annual meeting of stockholders, or the 2027 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time on February 10, 2027 and not later than 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time on March 12, 2027. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our Bylaws. However, if the date of the 2027 Annual Meeting is more than 30 days before or more than 70 days after the one-year anniversary of the date of our 2026 Annual Meeting, for the stockholder's notice to be timely, it must be delivered to the Secretary at our principal executive offices not earlier than 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time on the 120th day prior to the currently proposed annual meeting and not later than 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time on the later of (i) the 90th day prior to such annual meeting or (ii) 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time on the 10th day following the day on which public announcement of the date of such meeting is first made by us.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the 2027 Annual Meeting of stockholders must be received by us not later than December 28, 2026 in order to be considered for inclusion in our proxy materials for that meeting.

In addition to satisfying the requirements in the Company’s Bylaws, to comply with the SEC’s universal proxy rules, a stockholder intending to solicit proxies for the 2027 Annual Meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (i) no later than April 11, 2027, or (ii) if the 2027 Annual Meeting is more than 30 days before or after June 10, 2027, then no later than the later of 60 days prior to the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2025, with the exception of: (i) on January 10, 2025, Ellen Smith filed one late Form 4 reporting one transaction; (ii) on January 10, 2025, Carl Bass filed one late Form 4 reporting one transaction; (iii) on April 18, 2025, Bradley Kreger filed a late Form 4, as amended, reporting nine transactions; (iv) Hull Xu filed late Forms 4 on May 16, 2025 reporting eight transactions; September 24, 2025 reporting six transactions; October 1, 2025 reporting six transactions; and November 20, 2025 reporting six transactions; (v) Jason Lloyd filed one late Form 3 reporting an initial statement of beneficial ownership of securities on May 30, 2025 and late Forms 4 on June 5, 2025 reporting one transaction and September 23, 2025 reporting one transaction; (vi) Kenneth Thieneman filed one late Form 3 reporting an initial statement of beneficial ownership of securities on June 17, 2025 and late Forms 4 on June 18, 2025 reporting one transaction and September 23, 2025 reporting one transaction; (vii) on

September 23, 2025, Stefan Krause filed one late Form 4 reporting one transaction; (viii) on September 23, 2025, Adrian Keppler filed one late Form 4 reporting one transaction; and (ix) during the year ended December 31, 2025, Bernard Chung failed to file one Form 3 reporting an initial statement of beneficial ownership of securities.

Available Information

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Velo3D, Inc.

2710 Lakeview Court

Fremont, California, 94538

Attn: Nancy Krystal

The annual report is also available at https://ir.velo3d.com under “SEC Filings” in the “Annual Reports” section of our website.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold our common stock in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): visit www.continentalstock.com and log into your account to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Continental Stock Transfer & Trust Company, our transfer agent, by phone at (212) 509-5586, by e-mail at cstmail@continentalstock.com, or visit www.continentalstock.com with questions about electronic delivery.

“Householding”-Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write our Secretary at 2710 Lakeview Court, Fremont, California 94538, Attn: Nancy Krystal, telephone number (408) 610-3915.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Secretary at the address or telephone number listed above.

OTHER MATTERS

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

Nancy Krystal
General Counsel and Secretary

Annex A

Velo3D, Inc.

2021 Equity Incentive Plan

(amended as of June 10, 2026)

1.
PURPOSE. The purpose of this Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries, and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 29.
2.
SHARES SUBJECT TO THE PLAN.
2.1.
Number of Shares Available. Subject to Sections 2.6 and 22 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is eighty one thousand four hundred fifty nine (81,459) Shares, plus an additional two million eight hundred sixty thousand (2,860,000) Shares approved by the Company’s stockholders on June 10, 2026 (the “2026 Share Increase”). For the avoidance of doubt, the 2026 Share Increase is in addition to, and does not modify or replace, the automatic share reserve increases provided for in Section 2.4 of the Plan.

2.2.
Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR, (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price, (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued, or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for grant and issuance in connection with subsequent Awards under this Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 will not include Shares subject to Awards that initially became available because of the substitution clause in Section 22.2 hereof.

2.3.
Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4.
Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan will be increased on January 1st of each of 2022 through 2031 by the lesser of (a) five percent (5%) of the total number of shares of all classes of the Company’s common stock issued and outstanding on each December 31st immediately prior to the date of increase (rounded down to the nearest whole share) and (b) such number of Shares determined by the Board.

2.5.
ISO Limitation. No more than ~~two hundred forty-four thousand three hundred seventy-seven (244,377)~~ ten million (10,000,000) Shares will be issued pursuant to the exercise of ISOs granted under the Plan.

2.6.
Adjustment of Shares. If the number or class of outstanding Shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including Shares reserved under sub-clauses (a)-(e) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards and (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.5, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities or other laws, provided that fractions of a Share will not be issued.

If, by reason of an adjustment pursuant to this Section 2.6, a Participant’s Award Agreement or other agreement related to any Award, or the Shares subject to such Award, covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions, and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.

3.
ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors, and Non-Employee Directors, provided that such Consultants, Directors, and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.
4.
ADMINISTRATION.
4.1.
Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms, and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(a)
construe and interpret this Plan, any Award Agreement, and any other agreement or document executed pursuant to this Plan;
(b)
prescribe, amend, and rescind rules and regulations relating to this Plan or any Award;
(c)
select persons to receive Awards;

(d)
determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(e)
determine the number of Shares or other consideration subject to Awards;

(f)
determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary, or Affiliate;
(h)
grant waivers of Plan or Award conditions;
(i)
determine the vesting, exercisability, and payment of Awards;
(j)
correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(k)
determine whether an Award has been vested and/or earned;
(l)
determine the terms and conditions of any, and to institute any Exchange Program;
(m)
reduce, waive, or modify any criteria with respect to Performance Factors;
(n)
adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships;
(o)
adopt terms and conditions, rules, and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;
(p)
exercise discretion with respect to Performance Awards;
(q)
make all other determinations necessary or advisable for the administration of this Plan; and
(r)
delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.
4.2.
Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

4.3.
Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

4.4.
Documentation. The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5.
Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company, its Subsidiaries, and Affiliates operate or have Employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary); and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this Section 4.5 will increase the Share limitations contained in Section 2.1 hereof. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5.
OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants, and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.
5.1.
Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length, and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2.
Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3.
Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4.
Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 12 and the Award Agreement and in accordance with any procedures established by the Company.

5.5.
Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6.
Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.

(a)
Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.
(b)
Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.
(c)
Cause. Unless otherwise determined by the Committee, if the Participant’s Service terminates for Cause, then Participant’s Options (whether or not vested) will expire on the date of termination of Participant’s Service if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Service), or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement, Award Agreement, or other applicable agreement, Cause will have the meaning set forth in the Plan.
5.7.
Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.7, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8.
Modification, Extension or Renewal. The Committee may modify, extend, or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed, or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 19 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants, provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.9.
No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended, or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.
RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled by issuance of those Shares (which may consist of Restricted Stock) or in cash. All RSUs will be made pursuant to an Award Agreement.
6.1.
Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU, (b) the time or times during which the RSU may be settled, (c) the consideration to be distributed on settlement, and (d) the effect of the Participant’s termination of Service on each RSU, provided that no RSU will have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for the RSU; (ii) select from among the Performance Factors to be used to measure the performance, if any; and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
6.2.
Form and Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
6.3.
Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
7.
RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
7.1.
Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.
7.2.
Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 12 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.
7.3.
Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified period of Service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length, and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
7.4.
Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
8.
STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary, or Affiliate. All Stock Bonus Awards will be made pursuant to an

Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
8.1.
Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified period of Service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the nature, length, and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
8.2.
Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
8.3.
Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
9.
STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.
9.1.
Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR, (b) the Exercise Price and the time or times during which the SAR may be settled, (c) the consideration to be distributed on settlement of the SAR, and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted and may not be less than Fair Market Value of the Shares on the date of grant. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

9.2.
Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date, provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
9.3.
Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
9.4.
Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).
10.
PERFORMANCE AWARDS.
10.1.
Types of Performance Awards. A Performance Award is an award to an eligible Employee, Consultant, or Director that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards will be made pursuant to an Award Agreement that cites Section 10 of the Plan.
(a)
Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded, and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares will consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee will determine in its sole discretion.
(b)
Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c)
Cash-Settled Performance Awards. The Committee may also grant cash-based Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.
10.2.
Terms of Performance Awards. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares, (c) the Performance Factors and Performance Period that will determine the time and extent to which each award of Performance Shares will be settled, (d) the consideration to be distributed on settlement, and (e)

the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (i) determine the nature, length, and starting date of any Performance Period; (ii) select from among the Performance Factors to be used; and (iii) determine the number of Shares deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.
10.3.
Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).
11.
CASH AWARDS. A Cash Award (“Cash Award”) is an award that is denominated in, or payable to an eligible Participant solely in, cash, as deemed by the Committee to be consistent with the purposes of the Plan. Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. Awards granted pursuant to this Section 11 may be granted with value and payment contingent upon the achievement of Performance Factors.
12.
PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a)
by cancellation of indebtedness of the Company to the Participant;
(b)
by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;
(c)
by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary;
(d)
by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e)
by any combination of the foregoing; or
(f)
by any other method of payment as is permitted by applicable law.

The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan.

13.
GRANTS TO NON-EMPLOYEE DIRECTORS.
13.1.
General. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 13 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. Excluding Rollover Options (as defined in the Business Combination Agreement), no Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceed seven hundred fifty thousand dollars ($750,000) in value (as described below) in any fiscal year or one million dollars ($1,000,000) in value (as described below) in the fiscal year of his or her election to the Board. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of Options for reporting purposes, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 13.1.
13.2.
Eligibility. Awards pursuant to this Section 13 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 13.
13.3.
Vesting, Exercisability and Settlement. Except as set forth in Section 22, Awards will vest, become exercisable, and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
13.4.
Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee. Such Awards will be issued under the Plan. An election under this Section 13.4 will be filed with the Company on the form prescribed by the Company.
14.
WITHHOLDING TAXES.
14.1.
Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary, or Affiliate, as applicable, employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (the “Tax-Related Items”) legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items. Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.
14.2.
Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld, or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.

15.
TRANSFERABILITY. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.
16.
PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
16.1.
Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right will be paid with respect to the Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, will be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.
16.2.
Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
17.
CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends, and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state, or foreign securities law, or any rules, regulations, and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted, and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

18.
ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note, provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
19.
REPRICING; EXCHANGE AND BUYOUT OF AWARDS. ~~Without prior stockholder approval, the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.~~ Except as otherwise permitted by Sections 2.6 and 22, without prior stockholder approval, the Committee may not reprice an Option or a SAR, whether such repricing is accomplished by (a) payment of cash or issuance of equity securities of the Company in exchange for the surrender and cancellation of an outstanding Option or SAR with an Exercise Price in excess of the then-current Fair Market Value, (b) a cancellation or re-grant program pursuant to which an outstanding Option or SAR is cancelled and a new Option or SAR is granted in replacement with a lower Exercise Price, (c) directly or indirectly reducing the Exercise Price of an outstanding Option or SAR, or (d) any other method that would reduce the Exercise Price for an outstanding Option or SAR.

20.
SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. federal and state and foreign securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.
21.
NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary, or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary, or Affiliate to terminate Participant’s employment or other relationship at any time.

22.
CORPORATE TRANSACTIONS.
22.1.
Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction:
(a)
The continuation of an outstanding Award by the Company (if the Company is the successor entity).
(b)
The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.
(c)
The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable).
(d)
The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.
(e)
The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 22.1(e), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(f)
The cancellation of outstanding Awards in exchange for no consideration.

The Board shall have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Participant’s Award will, if exercisable, be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction and treatment may vary from Award to Award and/or from Participant to Participant.

22.2.
Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
22.3.
Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
23.
ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.
24.
TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).
25.
AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan, provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval, provided further that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan will affect any then-outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation, or rule.
26.
NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
27.
INSIDER TRADING POLICY. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers, and/or Directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.
28.
ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to officers, Employees,

Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
29.
DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
29.1.
“Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company, and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
29.2.
“Award” means any award under the Plan, including any Option, Performance Award, Cash Award, Restricted Stock, Stock Bonus, Stock Appreciation Right, or Restricted Stock Unit.
29.3.
“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
29.4.
“Board” means the Board of Directors of the Company.
29.5.
“Business Combination” means the business combination effected pursuant to the Business Combination Agreement.
29.6.
“Business Combination Agreement” means the Business Combination Agreement, dated as of March 22, 2021, by and among Jaws Spitfire Acquisition Corporation, a Cayman Islands exempted company (“JAWS”), Spitfire Merger Sub, Inc., a Delaware corporation, and the Company.
29.7.
“Cash Award” means an award as defined in Section 11 and granted under the Plan.
29.8.
“Cause” means a determination by the Company that the Participant has committed an act or acts constituting any of the following: (i) dishonesty, fraud, misconduct or negligence in connection with Participant’s duties to the Company, (ii) unauthorized disclosure or use of the Company’s confidential or proprietary information, (iii) misappropriation of a business opportunity of the Company, (iv) materially aiding Company competitor, (v) a felony conviction, (vi) failure or refusal to attend to the duties or obligations of the Participant’s position, (vii) violation or breach of, or failure to comply with, the Company’s code of ethics or conduct, any of the Company’s rules, policies or procedures applicable to the Participant or any agreement in effect between the Company and the Participant, or (viii) other conduct by such Participant that could be expected to be harmful to the business, interests or reputation of the Company. The determination as to whether Cause for a Participant’s termination exists will be made in good faith by the Company and will be final and binding on the Participant. This definition does not in any way limit the Company’s or any Parent’s or Subsidiary’s ability to terminate a Participant’s employment or services at any time as provided in Section 21 above. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant, provided that such document supersedes the definition provided in this Section 29.8.
29.9.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
29.10.
“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

29.11.
“Common Stock” means the common stock of the Company.
29.12.
“Company” means Velo3D, Inc., a Delaware corporation, or any successor corporation.
29.13.
“Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary, or Affiliate to render services to such entity.
29.14.
“Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that for purposes of this subclause (a), the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of capital stock of the Company); or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
29.15.
“Director” means a member of the Board.
29.16.
“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
29.17.
“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock, or other property dividends in amounts equal equivalent to cash, stock, or other property dividends for each Share represented by an Award held by such Participant.

29.18.
“Effective Date” means the day immediately prior to the closing date of the Business Combination, subject to approval of the Plan by the Company’s stockholders.
29.19.
“Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary, or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
29.20.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
29.21.
“Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled, or exchanged for cash, the same type of Award, or a different Award (or combination thereof); or (b) the exercise price of an outstanding Award is increased or reduced.
29.22.
“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
29.23.
“Fair Market Value” means, as of any date, the value of a Share, determined as follows:
(a)
if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(b)
if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(c)
in the case of an Option or SAR grant made on the IPO Registration Date, the price per share at which Shares are initially offered for sale to the public by the Company’s underwriters in the initial public offering of Shares as set forth in the Company’s final prospectus included within the registration statement on Form S-1 filed with the SEC under the Securities Act; or
(d)
by the Board or the Committee in good faith.
29.24.
“Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
29.25.
“IPO Registration Date” means the date on which the Company’s registration statement on Form S-1 in connection with its initial public offering of common stock is declared effective by the SEC under the Securities Act.
29.26.
“IRS” means the United States Internal Revenue Service.
29.27.
“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary, or Affiliate.
29.28.
“Option” means an award of an option to purchase Shares pursuant to Section 5.
29.29.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
29.30.
“Participant” means a person who holds an Award under this Plan.

29.31.
“Performance Award” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.
29.32.
“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(a)
profit before tax;
(b)
billings;
(c)
revenue;
(d)
net revenue;
(e)
earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization);
(f)
operating income;
(g)
operating margin;
(h)
operating profit;
(i)
controllable operating profit or net operating profit;
(j)
net profit;
(k)
gross margin;
(l)
operating expenses or operating expenses as a percentage of revenue;
(m)
net income;
(n)
earnings per share;
(o)
total stockholder return;
(p)
market share;
(q)
return on assets or net assets;
(r)
the Company’s stock price;
(s)
growth in stockholder value relative to a pre-determined index;
(t)
return on equity;
(u)
return on invested capital;
(v)
cash flow (including free cash flow or operating cash flows);
(w)
cash conversion cycle;

(x)
economic value added;
(y)
individual confidential business objectives;
(z)
contract awards or backlog;
(aa)
overhead or other expense reduction;
(bb)
credit rating;
(cc)
strategic plan development and implementation;
(dd)
succession plan development and implementation;
(ee)
improvement in workforce diversity;
(ff)
customer indicators and/or satisfaction;
(gg)
new product invention or innovation;
(hh)
attainment of research and development milestones;
(ii)
improvements in productivity;
(jj)
bookings;
(kk)
attainment of objective operating goals and employee metrics;
(ll)
sales;
(mm)
expenses;
(nn)
balance of cash, cash equivalents, and marketable securities;
(oo)
completion of an identified special project;
(pp)
completion of a joint venture or other corporate transaction;
(qq)
employee satisfaction and/or retention;
(rr)
research and development expenses;
(ss)
working capital targets and changes in working capital; and
(tt)
any other metric that is capable of measurement as determined by the Committee.

The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

29.33.
“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

29.34.
“Performance Share” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.
29.35.
“Performance Unit” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.
29.36.
“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
29.37.
“Plan” means this Velo3D, Inc. 2021 Equity Incentive Plan.
29.38.
“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
29.39.
“Restricted Stock Award” means an Award as defined in Section 6 and granted under the Plan or issued pursuant to the early exercise of an Option.
29.40.
“Restricted Stock Unit” means an Award as defined in Section 9 and granted under the Plan.
29.41.
“SEC” means the United States Securities and Exchange Commission.
29.42.
“Securities Act” means the United States Securities Act of 1933, as amended.
29.43.
“Service” will mean service as an Employee, Consultant, Director, or Non-Employee Director, to the Company or a Parent, Subsidiary, or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence approved by the Company, provided that such leave is for a period of not more than three (3) months unless reemployment upon the expiration of such leave is guaranteed by contract or statute. Notwithstanding anything to the contrary, an Employee will not be deemed to have ceased to provide Service if a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing provides otherwise. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary, or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military or other protected leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave, he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. An employee will have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status from an Employee to a Consultant or Non-Employee Director (or vice versa) will not terminate the Participant’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.
29.44.
“Shares” means shares of the Common Stock and the common stock of any successor entity of the Company.
29.45.
Stock Appreciation Right” means an Award defined in Section 8 and granted under the Plan.
29.46.
“Stock Bonus” means an Award defined in Section 7 and granted under the Plan.
29.47.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
29.48.
Treasury Regulations” means regulations promulgated by the United States Treasury Department.
29.49.
“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).
30.
SECTION 409A. This plan is intended to be exempt from or comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. For purposes of Section 409A of the Code, an individual’s right to receive any installment payments under the plan shall be treated as separate and distinct payments. Notwithstanding any contrary provision in the plan or an award agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the award agreement) upon expiration of such delay period. The Company shall have no liability to any holder or recipient of an award or any other person if an award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the committee or the Company that is inconsistent with Section 409A of the Code. In the event that any amount or benefit under this plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected holder or recipient of the award and not with the Company.

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VELO 3D

VELO3D, INC.
2710 LAKEVIEW COURT
FREMONT, CA 94538

SCAN TO
VIEW MATERIALS & VOTE

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96106-P49444

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VELO3D, INC.

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Stefan Krause
02) Lily Mei

The Board of Directors recommends you vote FOR Item 5:	For	Against	Abstain
5. Approval of amendment to the 2021 Equity Incentive Plan.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TO VIEW MATERIALS & VOTEw VELO3D, INC. 2710 LAKEVIEW COURTFREMONT, CA 94538 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access thewebsiteandfollowtheinstructionstoobtainyourrecordsandtocreate anelectronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VLD2026 You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V96106-P49444 VELO3D, INC.ForWithholdForAll To withhold authority to vote for any individualAll AllExceptnominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FORnumber(s) of the nominee(s) on the line below. the following: !!! 1.Election of Class II Directors Nominees: 01)Stefan Krause 02)Lily Mei The Board of Directors recommends you vote FOR Items 2 and 3:ForAgainstAbstain 2.Ratification of the appointment of Frank, Rimerman + Co. LLP as our independent registered public accounting firm for the fiscal year ending !!! December 31, 2026. 3.Advisory vote to approve named executive officer compensation.!!! The Board of Directors recommends you vote FOR 1 Year on the following proposal:1 Year2 Years3 YearsAbstain 4.Advisory vote on frequency of Say-On-Pay. !!!! The Board of Directors recommends you vote FOR Item 5:ForAgainstAbstain 5.Approval of amendment to the 2021 Equity Incentive Plan.!!! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Velo3D, Inc. 2026 Proxy Statement and Notice of Annual Meeting of Stockholders and Annual Report are available at www.proxyvote.com. V96107-P49444 VELO3D, INC. Annual Meeting of Stockholders June 10, 2026 1:00 PM PT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Arun Jeldi and James Suva, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and vote, as provided on the reverse side of this ballot, all of the shares of common stock of Velo3D, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 1:00 PM, PT on June 10, 2026, virtually at www.virtualshareholdermeeting.com/VLD2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side